Registration No. 33-16494
                                        File No. 811-5281

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                 FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    / X /


     PRE-EFFECTIVE AMENDMENT NO.  _____                    /   /


     POST-EFFECTIVE AMENDMENT NO.  17                      / X /

                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        / X /
ACT OF 1940

     AMENDMENT NO.  17                                     / X /


                     OPPENHEIMER CHAMPION INCOME FUND
            (Exact Name of Registrant as Specified in Charter)

                           6803 South Tucson Way
                         Englewood, Colorado 80012
                 (Address of Principal Executive Offices)

                               303-671-3200
                      (Registrant's Telephone Number)

                          ANDREW J. DONOHUE, ESQ.
                    OppenheimerFunds, Inc., Suite 3400
                          Two World Trade Center
                      New York, New York  10048-0203
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   / Immediately upon filing pursuant to paragraph (b) of
Rule 485

       / X / On January 20, 1997 pursuant to paragraph (b) of Rule
485

     /   / 60 days after filing pursuant to paragraph (a)(1) of
Rule 485

     /   / On--------------, pursuant to paragraph (a)(1) of Rule
485

     /   / 75 days after filing pursuant to paragraph (a)(2) of
Rule 485

     /   / On--------------,  pursuant to paragraph (a)(2) of Rule
485


   The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940; a Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1996, was filed on November 27, 1996.

                                 FORM N-1A

                     OPPENHEIMER CHAMPION INCOME FUND

                           Cross Reference Sheet

Part A of
Form N-1A
Item No.      Prospectus Heading
---------     ------------------
   1                Front Cover Page
2              Expenses; A Brief Overview of the Fund
3              Financial Highlights; Performance of the Fund
4              Front Cover Page; How the Fund is Managed -
               Organization and History; Investment Objectives and
               Policies; Investment Risks
5              How the Fund is Managed; Expenses; Back Cover
5A             Performance of the Fund
6              How the Fund is Managed - Organization and History;
               Dividends, Capital Gains and Taxes;Investment
               Objectives and Policies; Shareholder Account Rules
               and Policies
7              Shareholder Account Rules and Policies; How To Buy
               Shares; How to Exchange Shares; Special Investor
               Services; Service Plan for Class A Shares;
               Distribution and Service Plan forClass B Shares;
               Distribution and Service Plan for Class C
               Shares; How to Sell Shares
8              How to Sell Shares; Special Investor Services
9              *

Part B of
Form N-1A
Item No.    Heading in Statement of Additional Information
---------   ----------------------------------------------
   10           Cover Page
11              Cover Page
12              *
13             Investment Policies and Stategies; Other Investment
               Techniques and Strategies; Other Investment
               Restrictions
14             How the Fund is Managed - Trustees and Officers of
               the Fund
15             How the Fund is Managed - Major Shareholders
16             How the Fund is Managed; Distribution and Service
               Plans; Additional Information About the Fund; Back
               Cover
17             Brokerage Policies of the Fund
18             Additional Information About the Fund
19             About Your Account - How to Buy Shares; How to
               Sell Shares; How to Exchange Shares
20             Dividends, Capital Gains and Taxes
21             How the Fund is Managed; Brokerage Policies of the
                Fund
22              Performance of the Fund
23              Financial Statements

_____________
* Not applicable or negative answer.

Oppenheimer Champion Income Fund

   Prospectus dated January 20, 1997

   Oppenheimer Champion Income Fund is a mutual fund with the primary investment objective of seeking a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities (commonly known as "junk bonds") believed by the Fund's investment manager not to involve undue risk. In selecting securities for the Fund s portfolio, the Fund s Manager balances the anticipated income against the considerable risk that the issuer may fail to make interest or principal payments on that security, as explained on pages 13-15. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

     The Fund may invest up to 100% of its assets in "junk bonds," which are securities that are speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund is not a complete investment program and is not appropriate for investors unable or unwilling to assume the high degree of risk associated with investing in lower-rated, high-yield securities. Investors should carefully consider these risks before investing. Please refer to "Special Risks of Lower-Rated Securities" on page 14.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 20, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

     Because of the Fund's investment policies and practices, the Fund's shares may be considered to be speculative.
                                                  [ OppenheimerFunds logo ]

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Contents


          ABOUT THE FUND

     3    Expenses
     5    A Brief Overview of the Fund
     7    Financial Highlights
     10   Investment Objectives and Policies
     13   Investment Risks
     15   Investment Techniques and Strategies
     21   How the Fund is Managed
     22   Performance of the Fund


          ABOUT YOUR ACCOUNT

     27   How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares

     40   Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange
            Plans
          Reinvestment Privilege
          Retirement Plans

     42   How to Sell Shares
          By Mail
          By Telephone
          By Check Writing

     44   How to Exchange Shares

     46   Shareholder Account Rules and Policies

     48   Dividends, Capital Gains and Taxes

     A-1  Appendix A:  Description of Ratings

     B-1  Appendix B:  Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during fiscal year ended September 30, 1996.

        Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account," starting on page 27 for an explanation of how and when these charges apply.

                         Class A        Class B        Class C
                         Shares         Shares         Shares
------------------------------------------------------------------
Maximum Sales Charge
on Purchases (as a %
of offering price)         4.75%          None        None
-----------------------------------------------------------------

Maximum Sales Charge
on Reinvested Dividends    None           None        None
-----------------------------------------------------------------
Maximum Deferred Sales     None(1)     5% in the      1% if shares
Charge (as a % of the lower             first year,   redeemed
of the original offering                declining to  within 12
price or redemption                     1% in the     months of
proceeds)                               sixth year    purchase (2)
                                        and
                                        eliminated
                                        thereafter(2)
--------------------------------------------------------------------
Exchange Fee               None         None          None
--------------------------------------------------------------------
Redemption Fee             None         None          None

(1) If you invest $1 million or more ($500,000 or more for purchases by Retirement Plans as defined in Class A Contingent Deferred Sales Charge on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below.

(2) See "How to Buy Shares - Buying Class B Shares" and "How to
    Buy Shares - Buying Class C Shares" below.

       Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment Advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

      Annual Fund Operating Expenses (as a percentage of average net assets):

                         Class A     Class B          Class C
                         Shares      Shares           Shares
-----------------------------------------------------------------
Management Fees            0.68%     0.68%            0.68%
-----------------------------------------------------------------
12b-1 Plan Fees            0.24%     1.00%            1.00%
-----------------------------------------------------------------
Other Expenses             0.25%     0.29%            0.25%
-----------------------------------------------------------------
Total Fund Operating       1.17%     1.97%            1.93%
 Expenses

       The numbers in the table above are based on the Fund's expenses in fiscal year ended September 30, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Plan Fees for Class
A shares are service fees (which can go up to a maximum of 0.25% of average annual net assets of that class). For Class B and Class C shares, the 12b-1 Plan Fees are service fees (which can go up to a maximum of 0.25% of average net assets of that class), and the asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

    The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                  1 year   3 years   5 years      10 years(1)
-----------------------------------------------------------------
Class A Shares      $59      $83     $109 $183
-----------------------------------------------------------------
Class B Shares      $70      $92     $126 $190
-----------------------------------------------------------------
Class C Shares      $30      $61     $104 $225

    If you did not redeem your investment, it would incur the
following expenses:
                    1 year 3 years   5 years      10 years(1)
-----------------------------------------------------------------
Class A Shares      $59      $83     $109 $183
-----------------------------------------------------------------
Class B Shares      $20      $62     $106 $190
-----------------------------------------------------------------
Class C Shares      $20      $61     $104 $225

(1) In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -- Buying Class B Shares" for more information.





   These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

  Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

        What Are the Fund's Investment Objectives? The Fund's primary investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities believed by the Manager not to involve undue risk. The Fund has a secondary objective to seek capital growth when consistent with its primary objective.

        What Does the Fund Invest In? To seek high current income, the Fund anticipates that under normal conditions (when the financial markets are not in a volatile state or experiencing other unusual market or financial conditions) at least 60% of its total assets will be invested in high-yield, lower-rated fixed-income securities, such as long-term debt (commonly referred to as "junk bonds") and preferred stock issues. The Fund's remaining assets may be invested in cash or cash equivalents, or in common stocks and other equity securities when consistent with the Fund's investment objectives or if acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The Fund may purchase debt and equity securities of U.S. and foreign companies and governments although it presently does not intend that foreign investments will exceed 25% of its net assets. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks or increase income. These investments are more fully explained in "Investment Objectives and Policies," starting on page 10.

        Who Manages the Fund? The Fund's investment Adviser is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $62 billion in assets at December 31, 1996. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and who is primarily responsible for the selection of the Fund's securities, is Ralph W. Stellmacher. The Fund's Board of Trustees, elected by shareholders, oversees the investment Advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 21 for more information about the Manager and its fees.

     How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher investment return. However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities. These changes affect the value of the Fund's investments and its price per share. In the Oppenheimer funds spectrum, the Fund is generally not as risky as aggressive growth funds, but is more risky than investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" and Investment Risks starting on page 10 for a more complete discussion.

        How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 27 for more details.

     Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How to Buy Shares" starting on page 27 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

        How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How to Sell Shares" on page 42. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 44.

     How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices and narrower market indices, which we have done on page 25. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1996, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                     CLASS B

---------------------------------------------------------------    ---------

                     PERIOD ENDED
                                                     YEAR ENDED SEPTEMBER 30,
                     SEPT. 30,
                                                     1996         1995           1994          1993
       1992        1996(2)
=====================================================================
============================
===================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $12.47         $12.32        $12.90
$12.26       $11.49       $12.47
-------------------------------------------------------------------------------------------------
-----------------------------------
Income (loss) from investment
operations:
Net investment income                                  1.15           1.05          1.10
1.22         1.41         1.03
Net realized and unrealized
gain (loss)                                             .44            .14          (.38)
 .64          .77          .44
                                                     ------         ------        ------
------       ------       ------
Total income from investment
operations                                             1.59           1.19           .72
1.86         2.18         1.47


-------------------------------------------------------------------------------------------------
-----------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                     (1.14)         (1.04)        (1.10)
(1.22)       (1.41)       (1.03)
Dividends in excess of net
investment income                                        --             --          (.01)
 --           --           --
Distributions in excess of net
realized gain                                            --             --          (.19)
 --           --           --
                                                     ------         ------        ------
------       ------       ------

Total dividends and distributions
to shareholders                                       (1.14)         (1.04)        (1.30)
(1.22)       (1.41)       (1.03)
-------------------------------------------------------------------------------------------------
-----------------------------------
Net asset value, end of period                       $12.92         $12.47        $12.32
$12.90       $12.26       $12.91
                                                     ======         ======        ======
======       ======       ======

=====================================================================
============================
===================================
TOTAL RETURN, AT NET ASSET VALUE(4)                   13.28%         10.09%         5.61%

15.92%       19.94%       12.20%


=====================================================================
============================
===================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                     $359,208       $255,139      $160,505
$104,465      $47,125      $82,052
-------------------------------------------------------------------------------------------------
-----------------------------------
Average net assets (in thousands)                  $305,638       $204,917      $135,431      $
73,334      $28,270      $33,189
-------------------------------------------------------------------------------------------------
-----------------------------------
Ratios to average net assets:
Net investment income                                  8.97%          8.45%         8.49%
9.52%       11.60%       7.90%(5)
Expenses                                               1.17%          1.18%         1.22%
1.24%        1.35%       1.97%(5)
-------------------------------------------------------------------------------------------------
-----------------------------------
Portfolio turnover rate(6)                             95.0%          72.5%        108.0%
116.2%       121.5%       95.0%

                                                      CLASS C


-------------------------------------------------

                                                      YEAR ENDED SEPTEMBER 30,
                                                      1996               1995                1994(1)
=====================================================================
============================
======
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $12.46           $12.32
$13.13
-------------------------------------------------------------------------------------------------
------
Income (loss) from investment
operations:
Net investment income                                      1.06              .95
 .75
Net realized and unrealized
gain (loss)                                                 .44              .13
(.60)
                                                         ------           ------
------
Total income from investment
operations                                                 1.50             1.08
 .15


-------------------------------------------------------------------------------------------------
------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                         (1.05)            (.94)
(.77)
Dividends in excess of net
investment income                                            --               --
  -- (3)
Distributions in excess of net
realized gain                                                --               --
(.19)

Total dividends and distributions
to shareholders                                           (1.05)            (.94)
(.96)
-------------------------------------------------------------------------------------------------
------
Net asset value, end of period                           $12.91           $12.46
$12.32
                                                         ======           ======
======

=====================================================================
============================
======
TOTAL RETURN, AT NET ASSET VALUE(4)                       12.44%            9.16%
1.11%


=====================================================================
============================
======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                         $112,945          $64,932
$27,743
-------------------------------------------------------------------------------------------------
------
Average net assets (in thousands)                      $ 89,416          $43,584
$13,693
Ratios to average net assets:
Net investment income                                      8.19%            7.63%
7.24%(5)
Expenses                                                   1.93%            1.95%
1.94%(5)
-------------------------------------------------------------------------------------------------
------
Portfolio turnover rate(6)                                 95.0%            72.5%
108.0%

              1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

              2. For the period from October 2, 1995 to September 30, 1996.

              3. Less than $.005 per share.

              4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

              5. Annualized.

              6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $590,516,268 and $380,018,484, respectively.

Investment Objectives and Policies

Objectives. The Fund has primary and secondary investment objectives. The Fund's primary objective is to seek a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities believed by the Manager not to involve undue risk. Nevertheless, because the Fund may invest in lower-rated securities without limit, the Fund's investments should be considered speculative. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. Since market risks are inherent in all securities to varying degrees, there can be no assurance that the Fund will achieve its objectives.

   Investment Policies and Strategies. Consistent with its primary investment objective of seeking a high level of current income, the Fund anticipates that under normal conditions at least 60% of the value of its total assets will be invested in high-yield, lower-rated fixed-income securities. The Fund's remaining assets may be held in cash or cash equivalents (commercial paper, Treasury bills and other short-term U.S. Government securities with a maturity of no more than 13 months), or invested in common stock and other equity securities (such as warrants and rights) when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The average maturity of the investments in the Fund's portfolio is expected to be between 7 and 15 years. The Fund anticipates it will invest in securities of longer maturity as interest rates decline, and securities of shorter maturity as interest rates rise.

  The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. More detailed information may be found about them under the same headings in the Statement of Additional Information.

     Can the Fund's Investment Objectives and Policies Change? The Fund has investment objectives, which are described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.

   Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

        How the Fund's Portfolio Securities are Rated. As of September 30, 1996, the Fund's portfolio included corporate bonds in the following Standard & Poor s Corporation ( S&P ) rating categories or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are the dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): A,.55%; BBB, 3.57%; BB, 17.86%; B, 44.50%; CCC, 5.62%; CC, .39%; and D, .23%.
If a bond was not rated by S&P but was rated by Moody's Investors Services ( Moody s ), it is included in the comparable S&P category. The allocation of the Fund's assets in securities in the different rating categories will vary over time, and the proportions listed above should not be viewed as representing the Fund's current or future proportionate ownership of securities in particular rating categories. Appendix A to this Prospectus describes the rating categories.

        Portfolio Turnover. The length of time the Fund has held a security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies and market factors, the Fund will trade its portfolio actively to try to benefit from short-term yield differences among debt securities and as a result the Fund's portfolio turnover may be higher than other mutual funds. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Additionally, high portfolio turnover may result in increased short-term capital gains and affect the ability of the Fund to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. See Tax Aspects of Covered Calls and Hedging Instruments in the Statement of Additional Information. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

        Foreign Securities. The Fund may purchase debt and equity securities (which may be denominated in U. S. dollars or in non-U.
S. currencies) issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may invest up to 100% of its assets in foreign securities. However, the Fund presently does not intend that such investments will exceed 25% of its net assets. The Fund may purchase securities of companies in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped and emerging market countries generally involve more risk and may be considered highly speculative. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

     Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. As a matter of fundamental policy, the Fund may invest up to 5% of its assets in warrants and rights. No more than 2% of the Fund's assets may be invested in warrants and rights that are not listed on The New York Stock Exchange or American Stock Exchange. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

        "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

  The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund may invest. The Fund will identify liquid securities, either debt or equity, to its custodian bank in an amount equal to its purchase payment obligation under the roll. Further details are set forth in the Statement of Additional Information under "Mortgage-Backed Securities."

     Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers. In general, zero coupon U.S. Treasury securities include U.S. Treasury notes and bonds that have been "stripped" of their interest coupons and certificates representing interests in such stripped debt obligations. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. The Fund accrues interest on zero coupon securities without receiving the actual cash. As a result of holding these securities, the Fund could possibly be forced to sell portfolio securities to pay cash dividends or meet redemptions. Zero coupon securities issued by non-government issuers are similar to U.S. Government zero coupon securities. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.

     Asset-Backed Securities. The Fund may invest in securities that represent undivided fractional interests in pools of consumer loans, similar in structure to mortgaged-backed securities, described below. Payments of principal and interest on the underlying obligations are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or priority to other assets of the borrower. The degree of credit enhancement varies, and generally applies, until exhausted, to only a fraction of the asset-backed security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may then experience losses or delays in receiving payment and a decrease in the value of the asset-backed security. Further details are set forth in the Statement of Additional Information.

        Mortgage-Backed Securities and CMOs. The Fund's investments may include securities which represent participation interests in pools of residential mortgage loans, including collateralized mortgage-backed obligations ("CMOs"), which may be issued or guaranteed by (i) agencies or instrumentalities of the U.S. Government (e.g., Ginnie Maes, Freddie Macs and Fannie Maes) or
(ii) private issuers. Such guarantees do not extend to the value or yield of the securities the Fund owns or to the Fund s net asset value, but guarantee payments of the loans in the pool. Mortgage-backed securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund.

     CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund may also invest in CMOs that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay interest only are therefore subject to greater price volatility when interest rates change, and have the additional risk that if the underlying mortgages are prepaid, which is more likely to happen if interest rates fall, the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances.

Investment Risks

   All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of
th    e Fund.
     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective.
When you redeem your shares, they may be worth more or less than what you paid for them.

        Special Risks of Lower-Rated Securities. The Fund invests in higher-yielding, lower-rated debt securities, commonly known as "junk bonds," because these securities generally offer higher income potential than investment grade securities. There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. Lower-rated securities are also referred to as lower-grade securities. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or similar ratings by Fitch Investors Service, Inc., Duff & Phelps, Inc. or another nationally recognized statistical rating organization. The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as "junk bonds," those securities may be subject to greater market fluctuations and risks of loss of income and principal than higher grade securities and may be considered to have certain speculative characteristics. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities.

     The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securiites. High-yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable
price.   There is a relatively greater possibility that the
issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest.

     These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

        Interest Rate Risks. Debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer. Changes in the value of securities held by the Fund means that the Fund s share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund s portfolio of debt securities.

        Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which are the type of bonds the Fund invests in) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk if they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as S&P or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

     Stock Investment Risks. The Fund may also invest a limited portion of its assets in common stocks and other equity securities to help achieve its investment objectives. Accordingly, the value of the Fund's portfolio will be affected to a certain degree by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk could affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's equity portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors, not all of which can be predicted, can affect a particular stock's prices.

       Risks of Foreign Securities. Investing in foreign securities, especially those issued in underdeveloped countries, generally involves special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. If the Fund distributes more income during a period than it earns because of unfavorable currency exchange rates, those dividends may later have to be considered a return of capital. Some of the foreign debt securities the Fund may invest in, such as emerging market debt, have speculative characteristics. More information about the risks and potential rewards of foreign securities is contained in the Statement of Additional Information.

       Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

Investment Techniques and Strategies

  The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The
Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

        Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days, because such repurchase agreements may be illiquid (See Illiquid and Restricted Securities ).

        Temporary Defensive Investments. When the financial markets are in a volatile state or experiencing other unusual market or financial conditions, for temporary defensive purposes, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include (i) obligations issued or guaranteed by the U.S Government, its instrumentalities or agencies, (ii) certificates of deposit, (iii) bankers' acceptances and other bank obligations, (iv) commercial paper rated in the highest category by an established rating agency, or (v) securities rated "Baa" or higher by Moody's or "BBB" or higher by S&P. In the alternative, the Fund may hold its assets in cash or cash equivalents. While the Fund holds assets in cash, it has no income from such assets while expenses continue. The yield on securities selected for defensive purposes generally will be lower than the yield on lower-rated, fixed-income securities.

        Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

     Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or
are members of the lending syndicate.   No more than 5% of the
Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities."

        Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, securities indices and securities, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below and in the Statement of Additional Information. The hedging instruments the Fund may use are also described in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

  The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

  Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

     Futures. The Fund may buy and sell futures contracts but, as a matter of fundamental policy, only if they relate to (1) securities indices (these are referred to as Financial Futures) and
(2) debt securities (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.
     Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).
     The Fund may buy calls on debt or equity securities, security indices, foreign currencies, Interest Rate Futures, interest rate and currency spreads, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

  The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy and sell only puts that relate to (1) debt or equity securities, (2) securities indices,(3) foreign currencies, (4) futures contracts, or (5) interest rate and currency spreads.

     The Fund may buy and sell puts and calls only if certain conditions are met: (1) as a matter of fundamental policy, calls the Fund buys or sells must be listed on a domestic securities or commodities exchange, or quoted on the Automated Quotation System
( NASDAQ ) of the Nasdaq Stock Market, Inc.(and as a matter of non-fundamental policy calls may be purchased or sold in the over-the-counter market); (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or quoted by recognized dealers in those options; (3) as a matter of fundamental policy, each call the Fund writes must be "covered" while it is outstanding: that means the Fund owns the investment on which the call was written; (4) as a matter of fundamental policy, puts the Fund buys and sells must be listed on a domestic securities or commodities exchange or quoted on NASDAQ (and as a matter of non-fundamental policy, puts on securities may be purchased or sold in the over-the-counter market) and any put sold must be covered by segregated liquid assets with not more than 50% of the Fund's assets subject to puts; (5) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (6) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets. As a matter of fundamental policy, the Fund will not write puts on Interest Rate Futures.

     Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

        Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (including equity and debt securities of any grade) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

        Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

  Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

     Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, derivative investments include exchange-traded options and futures contracts (discussed in "Hedging," above).

     The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depends on the performance of one or more market indices, such as the S&P 500 Index. Principal and/or interest payments on a commodity-linked note may depend on the performance of an index of commodity futures, or on the performance of individual commodities such as crude oil, gasoline, natural gas, livestock, agricultural grains, or metals. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

  The Fund may also invest in currency-indexed securities.
Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

       Special Risks of Derivative Instruments. There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform because the financial markets, underlying securities, indices or other economic variable may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

     Buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities;

     Concentrate investments to the extent of 25% of its assets (at the time of investment) in any industry (there is no limitation, however, as to investments in obligations issued by the U.S.
Government or any of its agencies or instrumentalities); for purposes of this limitation, utilities will be divided into "industries" according to their services (e.g., gas, gas transmission, electric and telephone utilities will each be considered a separate industry).

     Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes the investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in Other Investment Restrictions in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1987 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

  The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment advisor since 1959. The Manager and its affiliates currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     Portfolio Manager.  The Portfolio Manager of the Fund is Ralph
W. Stellmacher. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in November, 1987. Mr. Stellmacher is a Senior Vice President of the Manager and a Vice President of the Fund, and also serves as an officer of other Oppenheimer funds. During the past five years, Mr. Stellmacher has also served as an officer and portfolio manager for other mutual funds managed by the Manager (with the Fund, the "Oppenheimer funds").

        Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.70% of the first $250 million of average annual net assets, 0.65% of the next $250 million of net assets, 0.60% of the next $500 million of net assets, and 0.55% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was 0.68% of average annual net assets for its Class A shares, Class B shares and Class C shares.

  The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of the Fund s shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

  There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

        The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below under How to Sell Shares in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance data may help you see how well your investment has done over time and to compare it to other mutual funds or market indices, as we have done below.

  It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how yields and total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at net asset value without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

    Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

   How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during fiscal year ended September 30, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

        Management's Discussion of Performance. The fiscal year ended September 30, 1996 was a good year in general for the high yield bond market. Although interest rates generally increased during the year, a generally improving economy positively affected the high yield bond market. With the exception of March, 1996, the Fund experienced positive total returns at net asset value in each month during 1996. During the first calendar quarter of 1996, the Fund invested in bonds which had a shorter average maturity than the general high yield market. Consequently, as interest rates rose throughout the year, the Fund was less affected by interest rates than other comparable high yield funds. The Fund also benefitted by increasing its exposure to energy bonds which were affected positively by higher prices in oil and gas and greater profitability of energy bond issuers. Additionally, investments in the high yield bonds of cyclical companies such as chemicals, paper and forest products added to the positive performance of the Fund. The Fund s portfolio and its portfolio manager s strategies are subject to change.

        Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1996. In the case of Class A shares, performance is measured from the Fund's inception on November 16, 1987. In the case of Class B shares, performance is measured from the inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from the inception of the class on December 1, 1993. In all cases, all dividends and capital gains distributions were reinvested in additional shares. The graph reflects the deduction of the 4.75% current maximum initial sales charge on Class A shares.

     The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index and the Merrill Lynch High Yield Master Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Merrill Lynch High Yield Master Index is an index of below investment grade (ratings are generally comparable to below BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U. S. corporate high yield bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments
In:
Oppenheimer Champion Income Fund (Class A)
Lehman Brothers Corporate Bond Index and
Merrill Lynch High Yield Master Market

                                  [Graph]

Average Annual Total Returns of Class A Shares of the Fund at
9/30/96(1)

1 Year      5 Year    Life
7.90%       11.77%    12.65%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments
In:
Oppenheimer Champion Income Fund (Class B)
Lehman Brothers Corporate Bond Index
Merrill Lynch High Yield Master Market


                                  [Graph]

Average Annual Total Returns of Class B Shares of the Fund at
9/30/96(2)

Life
7.20%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
The average annual total returns and the ending account values in the graphs reflect reinvestment of all dividends and capital gains distributions.
  1 The inception date of the Fund (Class A shares) was 11/16/87. Performance information for the two indices in the graph begin on 11/1/87. The average annual total returns and ending account value for Class A shares in the graph reflect the reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge.

  2 Class B shares of the Fund were first publicly offered on 10/2/95. The cumulativetotal return for Class B shares in the graph reflects reinvestment of all dividend and capital gains distributions and is shown net of the applicable 5% contingent deferred sales charge, for the life-of-the-class. The ending account value for Class shares in the graph is net of the applicable 5% contingent deferred sales charge.
Graphs are not drawn to same scale.



Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investment in:
Oppenheimer Champion Income Fund (Class C)
Lehman Brothers Corporate Bond Index
Merrill Lynch High Yield Master Market


                                  [Graph]

Average Annual Total Return of the Fund at 9/30/96(3)

1 Year      Life
11.44%      7.93%


Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
  3. Class C shares were first publicly offered on 12/1/93. The average annual total returns and the ending account value for Class C shares in the graph reflect the reinvestment of all dividends and capital gain distributions and are shown net of the applicable 1% contingent deferred sales charge.

  Past performance is not predictive of future performance.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by Retirement Plans defined in Class A Contingent Deferred Sales Charges on page 31). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

        Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares" below.

     Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

  In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C shares and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

  The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class C for which no initial sales charge is paid.

     Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

  However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from
a     single investor.
     Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

  Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

     Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

     How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

       With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.
       Under pension, profit-sharing, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.
       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor s agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

        Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or have the Transfer Agent send redemption proceeds, or transmit dividends and distributions to
yo    ur bank account.
  Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

        At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

  If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor in its sole discretion may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and
allocated to your dealer as a commission.   The current sales
charge rates and commissions paid to dealers and brokers are as follows:


  Amount       Front-End            Front-End
  of           Sales Charge         Sales Charge     Commission as
  Purchase     As a Percentage of   As a Percentage  Percentage
               of  Offering Price   of Amount        Offering Price
                                    Invested
--------------------------------------------------------------------
Less than $50,000     4.75%            4.98%         4.00%
--------------------------------------------------------------------
$50,000 or more but
less than $100,000    4.50%            4.71%         3.75%
--------------------------------------------------------------------
$100,000 or more but
less than $250,000    3.50%            3.63%         2.75%
---------------------------------------------------------------------
$250,000 or more but
less than $500,000    2.50%            2.56%         2.00%
----------------------------------------------------------------------
$500,000 or more but
less than $1 million  2.00%            2.04%         1.60%
-----------------------------------------------------------------------
The Distributor reserves the right to reallot the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

    purchases aggregating $1 million or more.
    purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see How to Buy Shares-Retirement Plans in the Statement of Additional Information for further detail), an employee s 403(b)(7) custodial plan, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as Retirement Plans ), that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.
    purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases;
    purchases by a retirement plan qualified under section 401(a) if the retirement plan has total assets of $500,000 or more.


     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts; and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

  If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

  In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

  No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

        Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

  Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

        the Manager or its affiliates;
        present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
        registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
        dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
        employees and registered representatives (and their
spouses and minor children) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
        dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker, financial intermediary or advisor for the purchase or sale of Fund shares);
           (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients,
(2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or
finan    cial intermediary for purchasing shares);
        directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
        accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
        any unit investment trust that has entered into an appropriate agreement with the Distributor;
        a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or
            qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
    shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
    shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
    shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
    shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
    shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.
  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
     to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
     involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
     if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
        for distributions from TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or
     for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant s account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish substantially equal periodic payments as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries;
(9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or in-service distributions , if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

     Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

   Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

  To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
(1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

        Years Since                    Contingent Deferred Sales
        Beginning of Month             Charge on Redemptions in
        in Which Purchase              that Year (As % of
Amount         Order Was Accepted             Subject to
Charge)


        0 - 1                                    5.0%
        1 - 2                                    4.0%
        2 - 3                                    3.0%
        3 - 4                                    3.0%
        4 - 5                                    2.0%
        5 - 6                                    1.0%
        6 and following                          None

  In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

   Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

  To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
(1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

        Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate or reimburse the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

     The Distributor uses the service fee to compensate dealers for providing personal services and account maintenance services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


  The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B shares. Those payments are at a fixed rate that is not related to the Distributor s expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares.

     The Distributor pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

     The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1996, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $3,224,469(equal to 3.93% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. At September 30, 1996, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses under the Class C Plan of $1,300,506(equal to 1.15% of the Fund's net assets represented by Class C shares on that date), which have been carried over into the present Plan year.

     Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

  Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

    distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
       redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary(the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
    returns of excess contributions to Retirement Plans; distributions from retirement plans to make substantially equal periodic payments as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;
    shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or
    distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code;
(4) to make "substantially equal periodic payments" as described in
Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

  Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
    shares sold to the Manager or its affiliates;
    shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and
    shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

   AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchasing shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

  AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.
     Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.
     Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

        Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

        Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of the same class of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge.
This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
     403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
     SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment
     Pension and Profit-Sharing Plans for self-employed persons and other employers
     401(k) prototype retirement plans for businesses

  Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

  You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, or by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     You wish to redeem more than $50,000 worth of shares and receive a check
     The redemption check is not payable to all shareholders listed on the account statement
     The redemption check is not sent to the address of record on your account statement
     Shares are being transferred to a Fund account with a different owner or name
     Shares are redeemed by someone other than the owners (such as an Executor)

     Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

     Your name
     The Fund's name
     Your Fund account number (from your account statement)
     The dollar amount or number of shares to be redeemed
     Any special payment instructions
     Any share certificates for the shares you are selling
     The signatures of all registered owners exactly as the account is registered, and
     Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail: Send courier or Express Mail requests to:
OppenheimerFunds Services           OppenheimerFunds Services
P.O. Box 5270                          10200 E. Girard  Avenue,
Denver, Colorado 80217                 Building D
                                       Denver, Colorado 80231

  Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your request must be received by the Transfer Agent or its agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

        To redeem shares through a service representative, call 1-
800-852-8457
        To redeem shares automatically on PhoneLink, call 1-800-
533-3310

  Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds transferred to that bank account.

     Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

     Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Check Writing. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in one of the other Oppenheimer funds, you may call 1-800-525-7048 to request check writing for an account in this Fund that has the same registration as that other fund account.

    Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
    Check writing privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
    Checks must be written for at least $100.
    Checks cannot be paid if they are written for more than your account value.
  Remember: your shares fluctuate in value and you should not write a check close to the total account value.
    You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 15 days.
    Don't use your checks if you changed your Fund account number.

   Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Call your dealer for more information about this procedure. Please refer to Special Arrangements for Repurchase of Shares from Dealers and Brokers in the Statement of Additional Information for
more details.


How to Exchange Shares

  Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     Shares of the fund selected for exchange must be available for sale in your state of residence.
     The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
     You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
     You must meet the minimum purchase requirements for the fund you purchase by exchange.
     Before exchanging into a fund, you should obtain and read its prospectus.
  Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered to be "Class A shares" for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

  Exchanges may be requested in writing or by telephone:

     Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

  You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

  There are certain exchange policies you should be aware of:

     Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.
     Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
     The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
     For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.
     If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing the Transfer Agent.

Shareholder Account Rules and Policies

        Net asset value per share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a y the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

     "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

     To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A,Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on or about the last business day of every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. Dividends paid on Class A shares generally are expected to be higher than for Class
B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year which is September 30th. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:
     Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
     Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
     Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
     Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

        "Buying a Distribution . If you buy shares on or just before the date the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a capital gain.

        Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

        Return of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                    APPENDIX A: DESCRIPTION OF RATINGS

Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

  Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

  A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  The investments in which the Fund will principally invest will be in the lower-rated categories described below.

  Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

  Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

  C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Corporation Bond Ratings

  AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

  A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.
  The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

  BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

  BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  C:  Bonds on which no interest is being paid are rated "C".

  D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.


   Fitch Investors Service, Inc.

Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond Ratings

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD," "DD," or "D" categories.

Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA & AA-  High credit quality protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP  Preferred stock with dividend arreages.
                                APPENDIX B

      Special Sales Charge Arrangements for Shareholders of the Fund
        Who Were Shareholders of the Former Quest for Value Funds


     The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges


   Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

  Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

Eligible Employees         Front-End      Front-End      Commission
or Members            Sales          Sales          as
                      Charge         Charge
Percentage                      as a           as a           of
Offering
                      Percentage     Percentage     Price
                      Offering       of Amount
                      Price          Invested

---------------------------------------------------------------------
9 or fewer            2.50%          2.56%               2.00%
---------------------------------------------------------------------
At least 10 but not
 more than 49              2.00%          2.04%               1.60%

 For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on page 31 of this Prospectus.

 Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

   Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

   Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

  Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA
Family of Funds.

  Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified
Funds.

   Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

  Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

  Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under
Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                           APPENDIX TO PROSPECTUS OF
                        OPPENHEIMER CHAMPION INCOME FUND

 Graphic material included in Prospectus of Oppenheimer Champion
Income Fund: "Comparison of Change in Value of a $10,000 Hypothetical Investment in: Oppenheimer Champion Income Fund, Lehman Bros.
Corporate Bond Index and Merrill Lynch High Yield Master Index.

 A linear graph will be included in the Prospectus of Oppenheimer Champion Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund through 9/30/96 from, in the case of Class A shares, the period since the inception of the Fund (11/16/87) and in the case of Class B and Class C shares, the period from the inception of each class (Class B, 10/2/95 and Class C, 12/1/93). The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Bros. Corporate Bond Index and the Merrill Lynch High Yield Master Index. Set forth below are the relevant data points that will appear on the linear graph.
Additional information with respect to the foregoing, including descriptions of the Lehman Bros. Corporate Bond Index and the Merrill Lynch High Yield Master Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."



                                                   Merrill
                                                   Lynch
Fiscal          Oppenheimer         Lehman              High
Period          Champion            Bros.               Yield
Ended      Income Fund A       Corp. Bond Index    Master Index

11/16/87        $ 9,525             $10,000             $10,000
09/30/88*       $11,096             $11,014             $12,168
09/30/89        $12,054             $12,313             $16,178
09/30/90        $12,428             $13,075             $14,683
09/30/91        $15,594             $15,302             $19,248
09/30/92        $18,714             $17,530             $21,374
09/30/93        $21,839             $19,665             $24,146
09/30/94        $23,066             $18,783             $25,034
09/30/95        $25,393             $21,975             $32,471
09/30/96        $28,766             $23,018             $39,070

*For the period from November 16, 1987 (commencement of operations) to September 30, 1988.



                                                        Merril
l                    Oppenheimer                             Lynch
Fiscal Period        Champion            Lehman Bros         High
Ended           Income Fund B       Corp. Bond Index    Yield
                                                        Master
                                                        Index

10/2/95*             $10,000             $10,000             $10,000
9/30/96              $10,720             $10,475             $12,032

* Class B shares of the Fund were first publicly offered on October
2, 1995.



                               .
Merrill                   Oppenheimer
Lynch
Fiscal Period        Champion            Lehman Bros         High
Ended           Income Fund C       Corp. Bond Index    Yield
                                                        Master
                                                        Index

12/1/93*             $10,000             $10,000             $10,000
09/30/94             $10,112             $ 9,622             $10,256
09/30/95             $11,038             $11,256             $13,303
09/30/96             $12,410             $11,791             $16,006

*Class C shares of the Fund were first publicly offered on December
1, 1993.

   Oppenheimer Champion Income Fund
6803 South Tucson Way
Englewood, Colorado 80012

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, NY  10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

PR0190.001.----*Printed on recycled paper

Oppenheimer Champion Income Fund

   6803 South Tucson Way
Englewood, Colorado 80012
1-800-525-7048

Statement of Additional Information dated January 20, 1997

     This Statement of Additional Information of Oppenheimer Champion Income Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 20, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

TABLE OF CONTENTS

                                                               Page
About the Fund
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . . 2
     Investment Policies and Strategies. . . . . . . . . . . . . . . . . . . . 2
     Other Investment Techniques and Strategies. . . . . . . . . . . . . . . . 9
     Other Investment Restrictions . . . . . . . . . . . . . . . . . . . . . .21
How the Fund is Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     Organization and History. . . . . . . . . . . . . . . . . . . . . . . . .23
     Trustees and Officers of the Fund . . . . . . . . . . . . . . . . . . . .24
     The Manager and Its Affiliates. . . . . . . . . . . . . . . . . . . . . .28
Brokerage Policies of the Fund . . . . . . . . . . . . . . . . . . . . . . . .30
Performance of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .31
Distribution and Service Plans . . . . . . . . . . . . . . . . . . . . . . . .36

About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45
How To Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . . . . . . . . . .51
Additional Information About the Fund. . . . . . . . . . . . . . . . . . . . .52

Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .54
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

Appendix:  Corporate Industry Classifications. . . . . . . . . . . . . . . . A-1

ABOUT THE FUND

Investment Objectives And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objectives. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

        The Fund seeks to attain its primary objective of a high level of current income by investing mainly in a diversified portfolio of high yield fixed-income securities. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. High yield bonds generally offer a higher yield to maturity than bonds with higher ratings as compensation for holding an obligation generally considered to be of greater risk. However, actual losses resulting from the default of high yield bonds
has been low relative to the outstanding values of those bonds.   In
addition to offering higher absolute returns, high yield securities have greater potential than high-grade bonds for better relative performance if their credit quality improves.

     The Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historical and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities, and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

          Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to one or more of the following types of risks: credit risk, interest rate risk and foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values. Foreign exchange risk refers to the fluctuation in value of a foreign currency in which certain investments of the Fund are denominated compared to the U. S. dollar.

     As stated in the Prospectus, the investments in which the Fund will principally invest will be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's or other recognized rating services. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest.

     Some of the principal risks of high yield securities include:
(i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

          Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers, such as corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and
(3) receipts or certificates representing interests in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the yield to maturity on a zero coupon security is "locked in" if the security is held to maturity. If a zero coupon security is held to maturity, there is no risk of having to reinvest periodic interest payments in securities having lower rates.

     Because the Fund accrues taxable income from zero coupon securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

          Warrants and Rights. The Fund may, to the limited extent described in the Prospectus, invest in warrants and rights. Their prices do not necessarily move parallel to the prices of the underlying securities. The amount paid for a warrant will be lost unless the warrant is exercised prior to expiration. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

          Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American
Depository Receipts or other  Receipts   that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

     Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the sub-custodians or depositories holding them must be approved by the Fund's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

          Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

        Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities because emerging markets generally have smaller, less developed trading markets and exchanges (so that the Fund may not be able to dispose of those securities rapidly and at a reasonable price); interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

          Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

          Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which may or may not be guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. The mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g. direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Bank); and some are backed by only the credit of the issuer itself. Any such guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares.

     The yield of a mortgage-backed security is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is influenced by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund on the security backed by the pool to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a basis comparable to the rise in value of other debt securities because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at a time of higher or lower prevailing rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

     The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "I/O" class), while the other class will receive all of the principal (the "principal-only" or "P/O" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the I/O security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

          Ginnie Mae Certificates. Certificates of the Government National Mortgage Association ("Ginnie Mae Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. The Ginnie Mae Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether the mortgagor actually makes the payments.

     The National Housing Act authorizes Ginnie Mae to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a Ginnie Mae Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the Ginnie Mae guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

          Federal National Mortgage Association ( Fannie Mae ) Securities. The Federal National Mortgage Association ("Fannie Mae") was established to create a secondary market in mortgages insured by the FHA. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae Certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. Government.

          Federal Home Loan Mortgage Corporation ( Freddie Mac ) Securities. The Federal Home Loan Mortgage Corporation ("Freddie Mac") was created to promote development of a nationwide secondary market for conventional residential mortgages. Freddie Mac issues two types of mortgage pass-through securities ("Freddie Mac Certificates"): mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble Ginnie Mae Certificates in that each represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHMLC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. Government.

          Participation Interests. The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing bank in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

          Brady Bonds. The Fund may invest in U.S. dollar-denominated, collateralized Brady Bonds, as described in the Prospectus. These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds and are generally collateralized in full as to principal due at maturity by U. S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Other Investment Techniques and Strategies

          Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the
Fund s net assets.   Under applicable regulatory requirements (which
are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives from the borrower an amount equal to the dividends declared or interest paid on the loaned securities during the term of the loan as well as the interest on securities used as collateral less any finders fees, administrative or other fee the Fund pays in connection with the loan. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative or other fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. The Fund presently does not loan portfolio securities but if it should, the Fund does not expect that the value of securities loaned will exceed 5% of the value of the Fund s total assets.

          Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

          Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

        "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally not more than 120 days from the date the offer is accepted), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify to its custodian liquid assets at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction.
Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it generally will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund generally enters into such transactions with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

          Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Financial Futures (together with Interest Rate Futures, "Futures"), (ii) buy puts on securities indices or on securities, (iii) write covered calls on securities, securities indices or on Futures, or (iv) purchase Futures to hedge the value of
certain assets whose values decline as interest rates decline.   When
hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing particular debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Futures, or
(ii) buy calls on Futures, securities indices or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into Forward Contracts.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money," that is, exercisable below (for a put) or above (for a call) the market price of the underlying security. For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities) the amount of assets used to cover OTC options it has written, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objectives, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

          Futures. The Fund may buy and sell Interest Rate Futures and Financial Futures. Interest Rate Futures obligate one party to deliver and the other to take a specific debt security at a specified price on a specified date. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of an Interest Rate Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized. Although Interest Rate Futures, by their terms, call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described herein with regard to Interest Rate Futures.

          Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

     There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To attempt to limit its exposure to loss under Forward Contracts in a particular foreign currency, the Fund limits its use of these contracts to the amount of its assets denominated in that currency or denominated in a closely-correlated foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures.

     The Fund may also enter into a forward contract to sell a foreign currency other than that in which the underlying security is denominated. This is done in the expectation that there is a significant correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment.
This technique is referred to as "cross hedging." A cross hedge may be established with the U.S. dollar as the base currency or with another currency closely correlated with the U. S. dollar as the base currency.

     The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount (or for a fixed amount of another currency closely correlated with the U.S. dollar) where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

     The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Contracts are not traded on an exchange and therefore, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund s portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund s portfolio securities or other assets denominated in these currencies provided the excess amount is covered by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess.

          Writing and Purchasing Calls. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

     The Fund may write and purchase calls on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call written by the Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     When the Fund buys a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Interest Rate Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     Calls on Futures are similar to calls on debt securities or futures contracts except that all settlements are in cash (rather than by the Fund's delivery of the underlying investment) and gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual securities or futures contracts. The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies. When the Fund buys a call on an Interest Rate Future it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

          Writing and Purchasing Puts. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. As noted above under "Writing and Purchasing Calls," an additional reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Writing a put, covered by segregated liquid assets equal to the exercise price of the put, has the same economic effect to the Fund as writing a covered call.

     The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the then market value of the underlying investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow with its Custodian liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As with writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed to the shareholders of the Fund, are taxable as ordinary income.

     When the Fund buys a put, it pays a premium and has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

     Puts on Interest Rate Futures are similar to puts on debt securities or futures contracts except that all settlements are in cash (rather than by the Fund's delivery of the underlying investment) and gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual securities or futures contracts. Purchasing a put on either Futures or on securities it does not own permits the Fund either to resell the put or, if applicable, to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on a Future or security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or securities move in a similar pattern to the prices of the securities in the Fund's portfolio.

          Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. The interest rate risk of a swap is that the Fund will incur a net payment obligation as a result of movements in interest rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

          Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on debt securities may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put, a call, or a related investment in connection with the exercise of a put or call. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

          Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related option premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund or having an affiliated investment advisor. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

          Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

          Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against declines in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on securities indices, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objectives cannot be changed without the vote of a "majority" of the Fund's
outstanding voting securities.     Under the Investment Company Act,
such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     (1) invest in real estate, but the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     (2) buy securities on margin or engage in short sales, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

     (3) mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated in connection with the use of Hedging Instruments;

     (4) underwrite securities of any issuer if those officers and trustees or directors of the Fund or its advisor owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

     (5) invest in mineral-related programs or leases;

     (6) invest in companies for the primary purpose of acquiring control of management thereof;

     (7) invest in other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (8) borrow money in excess of 10% of the value of its assets
(the Fund may borrow only as a temporary measure for emergency purposes) or make any investment at a time during which borrowing exceeds 5% of the value of its assets;

     (9) make loans, except through the purchase of portfolio securities subject to repurchase agreements or through loans of portfolio securities as described above under "Loans of Portfolio
Securities";

     (10) invest in commodities or commodity contracts; however, the Fund may buy and sell any of the Hedging Instruments and commodity-linked notes which it may use as permitted by any of its other policies, whether or not such Hedging Instrument or note is considered to be a commodity or commodity contract, subject to the restrictions and limitations stated under "Hedging" and in this Prospectus; or

     (11) invest more than 5% of the Fund's net assets in securities of companies (including predecessors) that have operated less than three years.

     For purposes of the Fund's policy not to concentrate described under "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.


How the Fund Is Managed

Organization and History. Prior to October 1, 1995, the name of the Fund was Oppenheimer Champion High Yield Fund. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each Share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Fund, and any shareholder of the Fund, agrees under the Fund s Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand which may arise out of any dealings with the Fund, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


    And Officers Of The Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. All of the Trustees are also Trustees, Directors or Managing General Partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Equity Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer High Yield Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Municipal Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax-Exempt Income Fund, Inc., (the "Denver-based Oppenheimer funds"), except for Mr. Fossel and Ms. Macaskill who are not Trustees or Directors Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable
Account Funds  and Panorama Series Fund, Inc.   Mr. Fossel also is
not a trustee of Centennial New York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. As of January 10, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, none of the Fund's outstanding Class B shares and none of the Fund's outstanding Class C shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the Trustees and officers listed below, Ms. Macaskill and Mr. Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

   ROBERT G. AVIS, Trustee*; Age 65
One North Jefferson Avenue, St. Louis, Missouri 63103
     Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 81
197 Desert Lakes Drive, Palm Springs, California 92264
     Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 66
1501 Quail Street, Newport Beach, California 92660
     Chairman and Chief Executive Officer of Universal Space Lines,
Inc. (A space services   management company); formerly, Vice
President of McDonnell Douglas Space Systems      Co. and associated
with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee*; Age 54
Box 44 Mead Street, Waccabuc, New York 10597
     Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; Formerly Chairman and a director of OppenheimerFunds, Inc. (the Manager ); formerly President and a director of Oppenheimer Acquisition Corp.("OAC"), the Manager s parent holding company; formerly a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ( SFSI ), transfer agent subsidiaries of .

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
     Formerly, Chairman and Chief Executive Officer of
OppenheimerFunds Services (a transfer   agent); Chairman, Chief
Executive Officer and a director of SSI; Chairman, Chief Executive
     Officer and director of SFSI; Vice President and a director of
OAC and a director of the     Manager.

RAYMOND J. KALINOWSKI, Trustee; Age 67
44 Portland Drive, St. Louis, Missouri 63131
     Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 75
2552 E. Alameda, Denver, Colorado 80209
     Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
     President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 48
Two World Trade Center, New York, New York 10048-0203
     President, Chief Executive Officer and a director of  the
Manager and HarbourView Asset      Management Corporation
( HarbourView ), a subsidiary of the Manager; Chairman and a director of SSI and SFSI; President and a director of OAC and
Oppenheimer Partnership Holdings Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management ,
Inc. ( Real Asset ); formerly an Executive Vice   President of the
Manager.

NED M. STEEL, Trustee; Age 81
3416 South Race Street, Englewood, Colorado 80110
     Chartered Property and Casualty Underwriter; Director of
     Visiting Nurse Corporation of Colorado; formerly Senior Vice
     President and a director of the Van Gilder Insurance Corp.
     (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*;
Age 63
6803 South Tucson Way, Englewood Colorado 80012
     Vice Chairman of the Manager; formerly President and a director of Centennial Management Corporation, an investment advisor subsidiary of the Manager ( Centennial ) and formerly Chairman of the Board of SSI.

ANDREW J. DONOHUE, Vice President and Secretary; Age 46
Two World Trade Center, New York, New York 10048-0203
     Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Real Asset; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (A broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment advisor); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Vice President, Treasurer and Assistant Secretary;
Age 60
6803 South Tucson Way, Englewood Colorado 80012
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Real Asset; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

RALPH STELLMACHER, Vice President and Portfolio Manager; Age 37
Two World Trade Center, New York, New York 10048-0203
     Senior Vice President of the Manager; an officer of other
Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 48
Two World Trade Center, New York, New York 10048-0203
     Senior Vice President and Associate General Counsel of the
     Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood Colorado 80012
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale &
     Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company, Inc., a broker-dealer.


SCOTT T. FARRAR, Assistant Treasurer; Age 31
6803 South Tucson Way, Englewood Colorado 80012
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.
_____________________
*A Trustee who is an interested person of the Fund as defined in the Investment Company Act.

       Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Trustees of the Fund received the compensation shown below. Mr. Freedman became a Trustee June 27, 1996 and received no compensation from the Fund before that date. The compensation from the Fund was paid during fiscal year ended September 30, 1996. The compensation from all of the other Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board of those funds during the calendar year 1996. Compensation is paid for services in the positions listed beneath their names:

                         Total          Compensation
                    Aggregate      From All
                         Compensation   Denver-based
Name and Position        from the Fund  Oppenheimer funds1

Robert G. Avis           $488                $58,003
  Trustee

William A. Baker         $675                $79,715
  Audit and Review
  Committee Chairman
  and Trustee


Charles Conrad, Jr.      $592                $74,717
 Audit and Review
 Committee Member
 and Trustee

Sam Freedman             $230                $29,502
Trustee

Raymond J. Kalinowski    $599                $74,173
 Risk Management Oversight
 Committee Member and
 Trustee

C. Howard Kast           $599                $74,173
 Risk Management
 Oversight Committee Member
 and Trustee

Robert M. Kirchner       $629                $74,717
 Audit and Review
 Committee Member
 and Trustee

Ned M. Steel             $488                $58,003
 Trustee

1 For the 1996 calendar year.

           Major Shareholders. As of January 10, 1997, no person owns of record or is known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's outstanding Class A, Class B or Class C shares, except Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which was the record owner of 629,623.118 Class B shares (approximately 7.09% of Class B shares outstanding) and 1,741,204.272 Class C shares (approximately 17.76% of the Class C shares then outstanding).

   The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and two of whom (Ms. Macaskill and Mr. Swain) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

        The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended September 30, 1994, 1995 and 1996, the management fees paid by the Fund to the Manager were, $1,026,200, $1,728,602 and $2,902,865, respectively.

     The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting the fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund s total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager s undertaking is therefore inapplicable and has been withdrawn. During the Fund s last fiscal year, the Fund s expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Investment Advisory Agreement relates. The Agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor. If the Manager shall no longer act as investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

        The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended September 30, 1994,1995 and 1996, the aggregate amount of sales charge on sales of the Fund's Class A shares was $2,343,545, $2,642,892 and $2,709,849, respectively, of which the Distributor and an affiliated broker-dealer retained $595,684, $650,296 and $693,681
in those respective years.   For the fiscal years ended  September
30, 1996, the contingent deferred sales charge collected by the Distributor on the redemption of Class B shares totaled $59,696. For the fiscal year ended September 30, 1996, the contingent deferred sales charge collected by the Distributor on the redemption of Class C shares totaled $40,138. During the fiscal year ended September 30, 1996, the sales charges advanced to brokers-dealers by the Distributor on sales of the Fund s Class B shares totaled $2,801,916, of which $38,875 was paid to an affiliated broker-dealer. During the fiscal year ended September 30, 1996, the sales charges advanced to brokers-dealers by the Distributor on sales of the Fund s Class C shares totaled $680,794, of which $7,587 was paid to an affiliated broker-dealer. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

        The Transfer Agent. OppenheimerFunds Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

   Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

     Although the Manager may use brokers to execute transactions for the Fund, many of the trades contemplated by the Manager will be conducted directly with dealers. Dealer transactions are considered principal transactions because dealers trade directly for their own account from their own inventory of securities. Consequently, dealer trades or principal transactions do not involve brokerage commissions.

   Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manger that (i) the trade is not from the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information to the Board of Trustees as to the commissions paid to brokers furnishing such services together with the Manager s representation that the amount of such commission was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended September 30, 1994,1995 and 1996, total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) amounted to $6,760, $41,266 and $18,000, respectively. During the fiscal year ended September 30, 1996, $902 was paid to brokers as commissions in return for research services; the aggregate dollar amount of these transactions was $309,209. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.


Performance of the Fund

   Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

       Standardized Yields

       Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                 (a-b)    6
          Standardized Yield = 2 ((--- + 1)  - 1)
                                 ( cd)



     The symbols above represent the following factors:

     a = dividends and interest earned during the 30-day period.
     b = expenses accrued for the period (net of any expense
         reimbursements).
     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 7.89%, 7.50% and 7.53%, respectively.

       Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

          Dividend Yield of the Class =

                         Dividends of the Class
          -----------------------------------------------------
          Max. Offering Price of the Class (last day of period)

          divided by Number of days (accrual period) x 365




     The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

     From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1996, were 8.24% and 8.65% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B and Class C shares for the 30-day period ended September 30, 1996, were 7.88% and 7.91%, respectively, when calculated at net asset value.

       Total Return Information

       Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )



       Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


          ERV - P
          ------- = Total Return
             P



     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth year, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus.
Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended September 30, 1996 and for the period from November 16, 1987 through September 30, 1996 were 7.90%, 11.77% and 12.65%, respectively. The cumulative "total return" on Class A shares for the period from November 16, 1987 through September 30, 1996 was 187.65%. The cumulative total return on Class B shares for the period from October 2, 1995 through September 30, 1996 was 7.20%. The cumulative total return on Class C shares for the period from December 1, 1993 through September 30, 1996 was 24.11%.

        Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the one year period ended September 30, 1996 and the period from November 16, 1987 through September 30, 1996 was 13.28% and 202.00%, respectively. The cumulative total return at net asset value for Class B shares for the period from October 2, 1995 through September 30, 1996 was 12.20%. The cumulative total return at net asset value for Class C shares for the period from December 1, 1993 through September 30, 1996 was 24.11%.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against
(i) all other funds (excluding money market funds), (ii) all other high current yield fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds, municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among taxable bond funds. Investment return measures a fund's or class s one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund s sales charges and expenses. Risk measures a fund s or class s performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund s or class s 3-year ranking or its combined 3-and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-,5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

     The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund s 3-year performance based on Morningstar s classification of the fund s investments and investment style, rather than how a fund defines its investment objective. Morningstar s four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.
     The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Salomon Brothers High Yield Market Index is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by Standard & Poor's or Moody's) U.S. corporate debt obligations, widely recognized as a measure of the performance of the high-yield corporate bond market, the market in which the Fund principally invests. Each Index includes a factor for the reinvestment of interest but does not reflect expenses or taxes.

     Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor in connection with the distribution and/or servicing of shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for the Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan"), such votes were cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

     In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments at no cost to the Fund to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the payments under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A and Class B shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose for which the payments were made. The report for the Class C Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

     For the fiscal year ended September 30, 1996, payments under the Class A Plan totaled $748,429, all of which was paid by the Distributor to Recipients as reimbursement for services, including $28,869 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on Class B and Class C shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Class B Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and
(iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees. For the fiscal year ended September 30, 1996, payments under the Class B Plan totaled $328,699, $323,036 of which was retained by the Distributor and none of which was paid to an affiliate of the Distributor. At fiscal year ended September 30, 1996, the Distributor

     The Class C Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. For the fiscal year ended September 30, 1996, payments under the Class C Plan totaled $893,787, $507,536 of which was retained by the Distributor and $7,548 of which was paid to an affiliate of the Distributor.

     The asset-based sales charge paid to the Distributor by the Fund under the Class C Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept (i) any order for $500,000 or more of Class B or (ii) any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of no more than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value
of such security.   Foreign currency, including forward contracts,
will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor in making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.

       The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Limited Term New York Municipal Fund*
Oppenheimer Bond Fund for Growth
Oppenheimer Bond Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Champion Income Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest for Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Growth & Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Oppenheimer Value Stock Fund
Oppenheimer World Bond Fund
Rochester Fund Municipals*


 the following "Money Market Funds":

Centennial Money Market Trust
Centennial Government Trust
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
______________________
* Shares of the Fund are not presently exchangeable for shares of these funds.

        There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

        Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

        Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled
"How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss.
If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

     Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

        Check writing. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering check writing privileges at any time without prior notice.

        Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

        Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares that you purchased subject to an initial sales charge or the Class A contingent deferred sales charge when you redeemed them, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares of any class are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge" or in "Waivers of Class C Contingent Deferred Sales Charge").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

          Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

          Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Certificates for Class B and Class C shares will not be issued. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A Class B and Class C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

     For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or open an account and obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Check writing, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Special provisions of the Internal Revenue Code govern the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year to October 31 of the current year or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine that in a particular year it would be in the best interest of the Fund not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

     The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund may also from time to time receive payment-in-kind securities in lieu of cash interest payments. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

   Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds (except Oppenheimer Cash Reserves) listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
=====================================================================
===========
              The Board of Trustees and Shareholders of Oppenheimer Champion Income Fund:

              We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Champion Income Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995, and the financial highlights for the period October 1, 1991 to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with
              generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, such financial statements and
              financial highlights present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

          /s/ Deloitte & Touche LLP
              DELOITTE & TOUCHE LLP

              Denver, Colorado
              October 21, 1996


5    Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                   FACE
         MARKET VALUE

AMOUNT(1)       SEE NOTE 1
=====================================================================
===================================
=======================
MORTGAGE-BACKED OBLIGATIONS--1.7%

--------------------------------------------------------------------------------------------------------
-----------------------
       Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
       Trust 240, Cl. 2, 10.317%--12.256%, 9/1/23(2)                                               $
6,939,318      $ 2,397,318
       Trust 257, Cl. 2, 15.355%, 2/1/24(2)
1,541,277          534,390

--------------------------------------------------------------------------------------------------------
----------------
       Government National Mortgage Assn., 6%, 10/15/26(3)
2,200,000        2,182,125

--------------------------------------------------------------------------------------------------------
----------------
       Morgan Stanley Capital I, Inc., Commercial Mtg.
       Pass-Through Certificates, Series 1996-C1, Cl. E, 7.51%, 2/1/28(4)(5)
1,513,000        1,182,031

--------------------------------------------------------------------------------------------------------
----------------
       Mortgage Capital Funding, Inc., Multifamily Mtg.
       Pass-Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)
1,250,000          945,703

--------------------------------------------------------------------------------------------------------
----------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
       Series 1994-C2, Cl. E, 8%, 4/25/25
472,282          458,557
       Series 1995-C1, Cl. F, 6.90%, 2/25/27
388,591          320,588

------------------------------------------------------------------------------------------------------------------
------
       Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E,
       9.18%, 1/20/06
704,000          608,960

--------------------------------------------------------------------------------------------------------
----------------
       Structured Asset Securities Corp., Multiclass Pass-Through
       Certificates, Series 1995-C4, Cl. E, 8.849%, 6/25/26(4)(5)
799,806          651,842

         ------------
       Total Mortgage-Backed Obligations (Cost $8,879,903)
            9,281,514


=====================================================================
===================================
=======================
U.S. GOVERNMENT OBLIGATIONS--4.7%

--------------------------------------------------------------------------------------------------------
-----------------------
       U.S. Treasury Nts., 8.875%, 11/15/97 (Cost $26,328,125)
25,000,000       25,804,672


=====================================================================
===================================
=======================
FOREIGN GOVERNMENT OBLIGATIONS--10.5%


--------------------------------------------------------------------------------------------------------
-----------------------
       Argentina (Republic of):
       New Money Bonds, 6.50%, 10/25/99(4)
116,666          113,167
       Sr. Unsec. Unsub. Bonds, 7.625%, 7/5/99 NLG
2,095,000        1,236,711
       Treasury Bills, Zero Coupon, 12.117%, 1/17/97(6) ARP
1,000,000          979,375
       Treasury Bills, Zero Coupon, 10.156%, 11/15/96(6) ARP
500,000          496,095
       Unsec. Unsub. Bonds, 11.50%, 8/14/01 GBP
340,000          535,210

--------------------------------------------------------------------------------------------------------
----------------
       Banco Estado Minas Gerais, 8.25%, 2/10/00
1,950,000        1,837,875

--------------------------------------------------------------------------------------------------------
----------------
       Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
       10.625%, 8/7/06(7)
1,000,000        1,012,500

--------------------------------------------------------------------------------------------------------
----------------
       Banco Nacional de Comercio Exterior SNC International Finance BV Gtd.:
       Nts., 8%, 8/5/03
700,000          626,500
       Registered Bonds, 11.25%, 5/30/06
2,500,000        2,621,875

--------------------------------------------------------------------------------------------------------
----------------
       Brazil (Federal Republic of):
       Debs., 6%, 9/15/13
750,000          521,250
       Nts., Banco Estado Minas Gerais, 7.875%, 2/10/99
1,300,000        1,238,250

--------------------------------------------------------------------------------------------------------
----------------
       Buenos Aires (Province of) Bonds, 10%, 3/5/01 DEM
1,064,000          727,580

--------------------------------------------------------------------------------------------------------
----------------
       Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(7)
4,950,000        1,628,859
       Interest Arrears Bonds, 6.688%, 7/28/11(7)
5,340,000        2,456,400

--------------------------------------------------------------------------------------------------------
----------------
       Canada (Government of) Real Return Debs., 4.517%, 12/1/21(8) CAD
5,200,000        3,940,976

--------------------------------------------------------------------------------------------------------
----------------
       Central Bank of Costa Rica Interest Claim Bonds, Series B, 6.344%, 5/21/05(4)
153,481          148,110

--------------------------------------------------------------------------------------------------------
----------------
       Cia Energetica de Sao Paulo Gtd. Unsec. Bonds, 9.25%, 5/10/01 DEM
1,110,000          746,482

--------------------------------------------------------------------------------------------------------
----------------
       Denmark (Kingdom of) Bonds:
       8%, 11/15/01 DKK
3,770,000          704,493
       8%, 3/15/06 DKK
6,140,000        1,122,839

6  Oppenheimer Champion Income Fund

                                                                                                FACE
         MARKET VALUE

AMOUNT(1)          SEE NOTE 1
--------------------------------------------------------------------------------------------------------
-----------------------
FOREIGN GOVERNMENT OBLIGATIONS
(CONTINUED)
       Ecuador (Republic of) Disc. Bonds, 6.50%, 2/28/25(4)                                     $
560,000      $   348,600

--------------------------------------------------------------------------------------------------------
----------------
       Finland (Republic of) Bonds, 7.25%, 4/18/06 FIM
2,000,000          454,971

--------------------------------------------------------------------------------------------------------
----------------
       Hashemite Kingdom of Jordan:
       Disc. Bonds, 6.625%, 12/23/23(4)
1,250,000          965,625
       Interest Arrears Bonds, 6.625%, 12/23/05(4)
1,100,000          976,250

--------------------------------------------------------------------------------------------------------
----------------
       Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP
1,710,000        3,135,690

--------------------------------------------------------------------------------------------------------
----------------
       Italy (Republic of):
       Sr. Unsec. Unsub. Global Bonds, 0.777%, 7/26/99(4) JPY
137,000,000        1,236,536
       Treasury Bonds, Buoni del Tesoro Poliennali, 10.50%, 7/15/00 ITL
1,795,000,000        1,280,163

--------------------------------------------------------------------------------------------------------
----------------
       New South Wales Treasury Corp. Gtd. Bonds, 12%, 12/1/01 AUD
2,835,000        2,670,761

--------------------------------------------------------------------------------------------------------
----------------
       Norwegian Government Bonds, 9.50%, 10/31/02 NOK
11,645,000        2,061,753

--------------------------------------------------------------------------------------------------------
----------------
       Panama (Republic of):
       Debs., 6.629%, 5/10/02(4)
484,615          465,231
       Interest Reduction Bonds, 3.50%, 7/17/14(9)
1,825,000        1,147,469

--------------------------------------------------------------------------------------------------------
----------------
       Poland (Republic of) Treasury Bills, Zero Coupon:
       21.656%, 10/2/96(6) PLZ
1,440,000          511,883
       21.635%, 11/20/96(6) PLZ
2,790,000          968,433

--------------------------------------------------------------------------------------------------------
----------------
       Portugal (Republic of) Gtd. Bonds,
       Obrigicion do tes Medio Prazo, 11.875%, 2/23/00 PTE
185,000,000        1,351,494

--------------------------------------------------------------------------------------------------------
----------------
       PT Hutama Karya, Zero Coupon Medium-Term Nts.:
       17.514%, 3/19/97(6) IDR
2,600,000,000        1,037,414
       17.668%, 3/26/97(6) IDR
2,500,000,000          995,048

--------------------------------------------------------------------------------------------------------
----------------
       Russia (Government of) Interest Nts., 6.547%, 12/29/49(3)(4)
1,600,000        1,029,500

--------------------------------------------------------------------------------------------------------
----------------
       Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01 SEK
14,700,000        2,767,033

--------------------------------------------------------------------------------------------------------
----------------
       Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99 ITL
1,500,000,000        1,031,709

--------------------------------------------------------------------------------------------------------
----------------
       United Kingdom Treasury Nts., 13%, 7/14/00 GBP
2,165,000        4,057,480

--------------------------------------------------------------------------------------------------------
----------------
       United Mexican States Bonds, 10.375%, 1/29/03 DEM
5,145,000        3,562,083

--------------------------------------------------------------------------------------------------------
----------------
       Venezuela (Republic of):
       Disc. Bonds, Series DL, 6.625%, 12/18/07(4)
2,000,000        1,660,000
       Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(4)
825,000          695,578
       New Money Bonds, Series B, 6.625%, 12/18/05(4)
1,250,000        1,042,187
       Total Foreign Government Obligations (Cost $56,381,425)
           58,147,438


=====================================================================
===================================
=======================
LOAN PARTICIPATIONS--0.8%

--------------------------------------------------------------------------------------------------------
-----------------------
       Algeria (Republic of) Reprofiled Debt Loan Participation,
       Tranche A, 6.625%, 9/4/06(4)(5)
2,000,000        1,392,500

--------------------------------------------------------------------------------------------------------
----------------
       Colombia (Republic of) 1989--1990 Integrated
       Loan Facility Bonds, 6.563%, 7/1/01(4)(5)
314,319          298,604

--------------------------------------------------------------------------------------------------------
----------------
       Jamaica (Government of) 1990 Refinancing
       Agreement Nts., Tranche B, 6.312%, 11/15/04(4)(5)
654,093          546,168

--------------------------------------------------------------------------------------------------------
----------------
       Morocco (Kingdom of) Loan Participation Agreement,
       Tranche A, 6.437%, 1/1/09(4)
1,700,000        1,337,156

--------------------------------------------------------------------------------------------------------
----------------
       Trinidad & Tobago Loan Participation Agreement,
       Tranche B, 1.772%, 9/30/00(4)(5) JPY
126,436,052        1,010,353

          -----------
       Total Loan Participations (Cost $4,202,881)
            4,584,781

7  Oppenheimer Champion Income Fund

                                                                                                   FACE
         MARKET VALUE

AMOUNT(1)       SEE NOTE 1
=====================================================================
===================================
=======================
MUNICIPAL BONDS AND NOTES--0.3%

--------------------------------------------------------------------------------------------------------
-----------------------
       San Joaquin Hills, California Transportation Corridor Agency
       Toll Road Capital Appreciation Revenue Bonds, Jr. Lien,
       Zero Coupon, 9%, 1/1/28 (Cost $862,253)(6)
$13,500,000      $ 1,406,025


=====================================================================
===================================
=======================
CORPORATE BONDS AND NOTES--74.5%

--------------------------------------------------------------------------------------------------------
-----------------------
BASIC INDUSTRY--11.9%

--------------------------------------------------------------------------------------------------------
-----------------------
CHEMICALS--2.0%
       Acetex Corp., 9.75% Sr. Sec. Nts., 10/1/03
2,820,000        2,791,800

--------------------------------------------------------------------------------------------------------
----------------
       Arcadian Partner LP, 10.75% Sr. Nts., Series B, 5/1/05
880,000          972,400

--------------------------------------------------------------------------------------------------------
----------------
       NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03
3,750,000        3,956,250

--------------------------------------------------------------------------------------------------------
----------------
       Terra Industries, Inc., 10.50% Sr. Nts., Series B, 6/15/05
2,630,000        2,820,675

--------------------------------------------------------------------------------------------------------
----------------
       Texas Petrochemicals Corp., 11.125% Sr. Sub. Nts., 7/1/06(10)
515,000          544,612

          -----------

           11,085,737


--------------------------------------------------------------------------------------------------------
-----------------------
CONTAINERS--0.5%

       U.S. Can Co., 13.50% Sr. Sub. Nts., 1/15/02
2,500,000        2,656,250
--------------------------------------------------------------------------------------------------------
-----------------------
METALS/MINING--1.7%
       Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03
1,819,000        1,996,352

--------------------------------------------------------------------------------------------------------
----------------
       Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02
1,780,000        1,824,500

--------------------------------------------------------------------------------------------------------
----------------
       Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06(10)
5,175,000        5,356,125

--------------------------------------------------------------------------------------------------------
----------------
       UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05
325,000          372,937

            9,549,914


=====================================================================
===================================
=======================
PAPER--6.5%
       APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05
2,400,000        2,517,000

--------------------------------------------------------------------------------------------------------
----------------
       Asia Pulp & Paper International Finance Co.,
       Zero Coupon Asian Currency Nts., 16.551%, 5/15/97(6) IDR
700,000,000          271,314

--------------------------------------------------------------------------------------------------------
----------------
       Buckeye Cellulose Corp.:
       8.50% Sr. Sub. Nts., 12/15/05
280,000          273,000
       9.25% Sr. Sub. Nts., 9/15/08
4,315,000        4,347,362

--------------------------------------------------------------------------------------------------------
----------------
       Container Corp., 9.75% Gtd. Sr. Nts., 4/1/03
500,000          508,750

--------------------------------------------------------------------------------------------------------
----------------
       Domtar, Inc., 11.25% Debs., 9/15/17(5)
190,000          200,849

--------------------------------------------------------------------------------------------------------
----------------
       Florida Coast Paper Co. LLC,
       12.75% First Mtg. Nts., 6/1/03(10)
1,880,000        2,039,800

--------------------------------------------------------------------------------------------------------
----------------
       Gaylord Container Corp.:
       11.50% Sr. Nts., 5/15/01
375,000          399,844
       12.75% Sr. Sub. Disc. Debs., 5/15/05
3,000,000        3,307,500

--------------------------------------------------------------------------------------------------------
----------------
       Indah Kiat International Finance Co. BV, 12.50% Sr. Sec. Gtd. Nts.,
       Series C, 6/15/06
2,540,000        2,755,900

--------------------------------------------------------------------------------------------------------
----------------
       Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04
1,285,000        1,387,800

--------------------------------------------------------------------------------------------------------
----------------
       QUNO Corp., 9.125% Sr. Nts., 5/15/05
2,050,000        2,070,500

--------------------------------------------------------------------------------------------------------
----------------
       Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02
1,000,000        1,012,500

--------------------------------------------------------------------------------------------------------
----------------
       Riverwood International Corp.:
       10.25% Sr. Nts., 4/1/06
2,830,000        2,858,300
       10.875% Sr. Sub. Nts., 4/1/08
4,135,000        4,093,650

--------------------------------------------------------------------------------------------------------
----------------
       SD Warren Co., 12% Sr. Sub. Nts., 12/15/04
2,750,000        2,980,312

--------------------------------------------------------------------------------------------------------
----------------
       Stone Container Corp.:
       10.75% First Mtg. Nts., 10/1/02
2,650,000        2,789,125
       9.875% Sr. Nts., 2/1/01
500,000          505,000

--------------------------------------------------------------------------------------------------------
----------------
       Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05
1,825,000        1,770,250

          -----------

           36,088,756

8  Oppenheimer Champion Income Fund

                                                                                                  FACE
         MARKET VALUE

AMOUNT(1)        SEE NOTE 1
--------------------------------------------------------------------------------------------------------
-----------------------
STEEL--1.2%
       AK Steel Corp., 10.75% Sr. Gtd. Nts., 4/1/04
$1,800,000      $ 1,971,000

--------------------------------------------------------------------------------------------------------
----------------
       Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01
267,000          262,327

--------------------------------------------------------------------------------------------------------
----------------
       Bar Technologies, Inc., 13.50% Gtd. Bonds, 4/1/01
750,000          757,500

--------------------------------------------------------------------------------------------------------
----------------
       Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01
1,350,000        1,299,375

--------------------------------------------------------------------------------------------------------
----------------
       WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02
1,900,000        2,090,000

          -----------

            6,380,202


--------------------------------------------------------------------------------------------------------
-----------------------
CONSUMER RELATED--13.8%

--------------------------------------------------------------------------------------------------------
-----------------------
CONSUMER PRODUCTS--3.2%
       Coinstar, Inc., Units (each unit consists of $1,000 principal amount of 0%/13% Sr. Sub. Disc. Nts., 10/1/06 and one warrant to purchase seven ordinary shares)(3)(5)(11)(12)
2,025,000        1,391,195

--------------------------------------------------------------------------------------------------------
----------------
       Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
       Series B, 9.52%, 5/27/98(6)
4,580,000        3,915,900

--------------------------------------------------------------------------------------------------------
----------------
       E & S Holdings Corp., 10.375% Sr. Sub. Nts., 10/1/06(10)
1,650,000        1,687,125

--------------------------------------------------------------------------------------------------------
----------------
       Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02
2,400,000        2,628,000

--------------------------------------------------------------------------------------------------------
----------------
       International Semi-Tech Microelectronics, Inc.,
       0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(12)
5,050,000        3,093,125

--------------------------------------------------------------------------------------------------------
----------------
       Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06(3)
650,000          663,812

--------------------------------------------------------------------------------------------------------
----------------
       Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05
960,000        1,017,600

--------------------------------------------------------------------------------------------------------
----------------
       TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(10)
3,160,000        3,578,700

          -----------

           17,975,457


--------------------------------------------------------------------------------------------------------
-----------------------
FOOD/BEVERAGES/TOBACCO--1.4%
       Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03
2,845,000        3,001,475

--------------------------------------------------------------------------------------------------------
----------------
       Cott Corp., 9.375% Sr. Nts., 7/1/05
3,885,000        3,904,425

--------------------------------------------------------------------------------------------------------
----------------
       Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06
815,000          839,450

          -----------

            7,745,350

--------------------------------------------------------------------------------------------------------
-----------------------
HEALTHCARE--3.1%
       Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02
340,000          442,850

--------------------------------------------------------------------------------------------------------
----------------
       Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04
5,420,000        5,934,900

--------------------------------------------------------------------------------------------------------
----------------
       Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02
2,500,000        2,781,250

--------------------------------------------------------------------------------------------------------
----------------
       Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02
750,000          830,625

--------------------------------------------------------------------------------------------------------
----------------
       Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05
4,750,000        5,171,562

--------------------------------------------------------------------------------------------------------
----------------
       Total Renal Care, Inc., 0%/12% Sr. Sub. Disc. Nts., 8/15/04(12)
1,935,000        2,048,681

         ------------

           17,209,868


--------------------------------------------------------------------------------------------------------
-----------------------
HOTEL/GAMING--3.3%
       Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00(5)
275,000          189,750

--------------------------------------------------------------------------------------------------------
----------------
       Boyd Gaming Corp., 10.75% Sr. Sub. Nts., Series B, 9/1/03
1,500,000        1,584,375

--------------------------------------------------------------------------------------------------------
----------------
       California Hotel Finance Corp., 11% Sr. Sub. Nts., 12/1/02
800,000          840,000

--------------------------------------------------------------------------------------------------------
----------------
       Capital Gaming International, Inc., Promissory Nts., 8/1/95(13)
7,500               --

--------------------------------------------------------------------------------------------------------
----------------
       Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00(5)(13)
100,000           70,000

--------------------------------------------------------------------------------------------------------
----------------
       Empress River Casino Finance Corp., 10.75% Sr. Gtd. Nts., 4/1/02
2,000,000        2,160,000

--------------------------------------------------------------------------------------------------------
----------------
       Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03
2,500,000        2,478,125

--------------------------------------------------------------------------------------------------------
----------------
       Griffin Gaming & Entertainment, Inc., 8.015% First Mtg.
       Non-Recourse Pass-Through Nts., 6/30/00(4)
1,010,000          954,450

9  Oppenheimer Champion Income Fund

                                                                                                  FACE
       MARKET VALUE

AMOUNT(1)      SEE NOTE 1
--------------------------------------------------------------------------------------------------------
---------------------
HOTEL/GAMING
(CONTINUED)
       HMC Acquisition Properties, Inc., 9% Sr. Nts., 12/15/07
$1,210,000      $ 1,155,550

--------------------------------------------------------------------------------------------------------
--------------
       HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05
2,470,000        2,488,525

--------------------------------------------------------------------------------------------------------
--------------
       Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03(10)
1,035,000        1,138,500

--------------------------------------------------------------------------------------------------------
--------------
       Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02
2,075,000        2,614,500

--------------------------------------------------------------------------------------------------------
--------------
       Players International, Inc., 10.875% Sr. Nts., 4/15/05
510,000          507,450

--------------------------------------------------------------------------------------------------------
--------------
       Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05
700,000          733,250

--------------------------------------------------------------------------------------------------------
--------------
       Showboat Marina Casino Partnership/Showboat Marina
       Finance Corp., 13.50% First Mtg. Nts., 3/15/03
650,000          705,250

--------------------------------------------------------------------------------------------------------
--------------
       Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03
520,000          507,000

--------------------------------------------------------------------------------------------------------
--------------
       Trump's Castle Funding, Inc., 13.875% Sub. Nts., 11/15/05(14)
46               44

        -----------

         18,126,769


--------------------------------------------------------------------------------------------------------
---------------------
RESTAURANTS--0.7%
       Carrols Corp., 11.50% Sr. Nts., 8/15/03
2,360,000        2,472,100

--------------------------------------------------------------------------------------------------------
--------------
       Foodmaker, Inc.:
       9.25% Sr. Nts., 3/1/99
1,390,000        1,393,475
       9.75% Sr. Sub. Nts., 6/1/02
165,000          162,525

        -----------

          4,028,100


--------------------------------------------------------------------------------------------------------
---------------------
TEXTILE/APPAREL--2.1%
       Clark-Schwebel, Inc., 10.50% Sr. Nts., 4/15/06(10)
3,200,000        3,328,000

--------------------------------------------------------------------------------------------------------
--------------
       Consoltex Group, Inc., 11% Sr. Sub. Gtd. Nts., Series B, 10/1/03
900,000          886,500

--------------------------------------------------------------------------------------------------------
--------------
       Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02
526,000          574,655

--------------------------------------------------------------------------------------------------------
--------------
       PT Polysindo Eka Perkasa, 13% Sr. Nts., 6/15/01
260,000          286,650

--------------------------------------------------------------------------------------------------------
--------------
       Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02
2,800,000        3,038,000

--------------------------------------------------------------------------------------------------------
--------------
       WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05
3,370,000        3,386,850

        -----------

         11,500,655


--------------------------------------------------------------------------------------------------------
---------------------
ENERGY--10.2%

--------------------------------------------------------------------------------------------------------
---------------------
       AmeriGas Partners LP, 10.125% Sr. Nts., 4/15/07
320,000          334,800

--------------------------------------------------------------------------------------------------------
--------------
       Chesapeake Energy Corp.:
       10.50% Sr. Nts., 6/1/02
3,200,000        3,404,000
       9.125% Sr. Nts., 4/15/06
2,215,000        2,203,925

--------------------------------------------------------------------------------------------------------
--------------
       DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00
2,402,000        2,438,030

--------------------------------------------------------------------------------------------------------
--------------
       Falcon Drilling Co., Inc.:
       8.875% Sr. Nts., Series B, 3/15/03
4,900,000        4,838,750
       9.75% Sr. Nts., Series B, 1/15/01
400,000          410,000

--------------------------------------------------------------------------------------------------------
--------------
       Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01
1,400,000        1,456,000

--------------------------------------------------------------------------------------------------------
--------------
       Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., 6/15/06(10)
2,190,000        2,206,425

--------------------------------------------------------------------------------------------------------
--------------
       Gerrity Oil & Gas Corp., 11.75% Sr. Sub. Nts., 7/15/04
3,750,000        4,017,187

--------------------------------------------------------------------------------------------------------
--------------
       J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06
4,090,000        4,182,025

--------------------------------------------------------------------------------------------------------
--------------
       Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06(10)
3,415,000        3,534,525

--------------------------------------------------------------------------------------------------------
--------------
       Maxus Energy Corp., 11.50% Debs., 11/15/15
500,000          522,500

--------------------------------------------------------------------------------------------------------
--------------
       Mesa Operating Co.:
       0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(12)
5,840,000        3,766,800
       10.625% Gtd. Sr. Sub. Nts., 7/1/06
1,260,000        1,330,875

10  Oppenheimer Champion Income Fund

                                                                                                  FACE
       MARKET VALUE

AMOUNT(1)      SEE NOTE 1
--------------------------------------------------------------------------------------------------------
---------------------
ENERGY
(CONTINUED)
       Nuevo Energy Co., 12.50% Sr. Sub. Nts., 6/15/02                                            $
560,000      $   604,800

--------------------------------------------------------------------------------------------------------
--------------
       OPI International, Inc., 12.875% Sr. Gtd. Nts., 7/15/02
1,225,000        1,353,625

--------------------------------------------------------------------------------------------------------
--------------
       Petroleum Heat & Power Co., Inc.:
       12.25% Sub. Debs., 2/1/05
1,376,000        1,522,200
       9.375% Sub. Debs., 2/1/06
1,770,000        1,692,562

--------------------------------------------------------------------------------------------------------
--------------
       Santa Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04
3,330,000        3,696,300

--------------------------------------------------------------------------------------------------------
--------------
       TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02
3,845,000        4,094,925

--------------------------------------------------------------------------------------------------------
--------------
       Triton Energy Corp.:
       0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(12)
2,400,000        2,436,000
       Zero Coupon Sr. Sub. Disc. Nts., 10.394%, 11/1/97(6)
3,200,000        2,968,000

--------------------------------------------------------------------------------------------------------
--------------
       United Meridian Corp., 10.375% Sr. Sub. Nts., 10/15/05
1,100,000        1,174,250

--------------------------------------------------------------------------------------------------------
--------------
       Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05
2,435,000        2,416,737

        -----------

         56,605,241


--------------------------------------------------------------------------------------------------------
---------------------
FINANCIAL SERVICES--4.1%

--------------------------------------------------------------------------------------------------------
---------------------
BANKS & THRIFTS--1.1%
       First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts., 10/1/03(10)
1,950,000        2,040,188

--------------------------------------------------------------------------------------------------------
--------------
       First Nationwide Holdings, Inc., 9.125% Sr. Sub. Nts., 1/15/03
1,800,000        1,777,500

--------------------------------------------------------------------------------------------------------
--------------
       Ocwen Financial Corp., 11.875% Nts., 10/1/03
1,600,000        1,678,500

--------------------------------------------------------------------------------------------------------
--------------
       Siam City Bank Co. Ltd., Zero Coupon Debs., 11.084%, 10/31/96(3)(6) THB
5,000,000          194,952

--------------------------------------------------------------------------------------------------------
--------------
       Siam Commercial Bank Public Ltd., Zero Coupon Debs.,
       10.581%, 11/18/96(3)(6) THB
7,800,000          302,500

        -----------

          5,993,640


--------------------------------------------------------------------------------------------------------
---------------------
DIVERSIFIED FINANCIAL--1.0%
       ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)
348,179          384,738

--------------------------------------------------------------------------------------------------------
--------------
       GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98
4,010,000        4,050,100

--------------------------------------------------------------------------------------------------------
--------------
       GPA Holland BV, 8.94% Medium-Term Nts., Series C, 2/16/99
700,000          710,500

--------------------------------------------------------------------------------------------------------
--------------
       Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(5)(13)
600,000          123,000

        -----------

          5,268,338


--------------------------------------------------------------------------------------------------------
---------------------
INSURANCE--2.0%
       American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04
2,220,000        2,514,150

--------------------------------------------------------------------------------------------------------
--------------
       Chartwell Re Holdings Corp., 10.25% Sr. Nts., 3/1/04
477,000          506,216

--------------------------------------------------------------------------------------------------------
--------------
       Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02
3,000,000        3,281,250

--------------------------------------------------------------------------------------------------------
--------------
       Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03
3,750,000        3,829,688

--------------------------------------------------------------------------------------------------------
--------------
       Terra Nova Insurance (UK) Holdings PLC, 10.75% Sr. Nts., 7/1/05
720,000          808,442

        -----------

         10,939,746


--------------------------------------------------------------------------------------------------------
---------------------
HOUSING RELATED--1.7%

--------------------------------------------------------------------------------------------------------
---------------------
BUILDING MATERIALS--0.7%
       American Standard, Inc.:
       0%/10.50% Sr. Sub. Disc. Debs., 6/1/05(12)
2,075,000        1,914,188
       10.875% Sr. Nts., 5/15/99
1,000,000        1,070,000

--------------------------------------------------------------------------------------------------------
--------------
       Building Materials Corp., 0%/11.75% Sr. Deferred Coupon Nts., Series B, 7/1/04(12)
750,000          607,500

--------------------------------------------------------------------------------------------------------
--------------
       Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03
60,000           59,400

        -----------

          3,651,088

11  Oppenheimer Champion Income Fund

                                                                                                  FACE
        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
--------------------------------------------------------------------------------------------------------
----------------------
HOMEBUILDERS/
REAL ESTATE--1.0%
       First Place Tower, Inc.:
       9.22% First Mtg. Bonds, 12/15/05 CAD
375,500      $   298,380
       Units (each unit consists of one $10 principal amount of 8.50%
       cv. sub. debs., 12/15/15 and 40 common shares)(11) CAD
225,830          294,247

--------------------------------------------------------------------------------------------------------
--------------
       NVR, Inc., 11% Sr. Gtd. Nts., 4/15/03
900,000          936,000

--------------------------------------------------------------------------------------------------------
--------------
       Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts., Series B, 4/1/02
1,375,000        1,464,375

--------------------------------------------------------------------------------------------------------
--------------
       Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)
2,200,000        1,771,000

--------------------------------------------------------------------------------------------------------
--------------
       U.S. Home Corp., 9.75% Sr. Nts., 6/15/03
760,000          763,800

        -----------

          5,527,802


--------------------------------------------------------------------------------------------------------
---------------------
MANUFACTURING--3.1%

--------------------------------------------------------------------------------------------------------
---------------------
AEROSPACE/ELECTRONICS/
COMPUTERS--1.1%
       Businessland, Inc., 5.50% Sub. Debs., 3/1/07(5)
805,000          483,000

--------------------------------------------------------------------------------------------------------
--------------
       Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01
3,420,000        3,608,100

--------------------------------------------------------------------------------------------------------
--------------
       UNC, Inc., 11% Sr. Sub. Nts., 6/1/06(10)
2,000,000        2,090,000

        -----------

          6,181,100


--------------------------------------------------------------------------------------------------------
---------------------
AUTOMOTIVE--2.0%
       Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04
1,650,000        1,806,750

--------------------------------------------------------------------------------------------------------
--------------
       Foamex LP/Foamex Capital Corp., 9.50% Sr. Sec. Nts., 6/1/00
200,000          203,000

--------------------------------------------------------------------------------------------------------
--------------
       Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06
3,775,000        4,001,500

--------------------------------------------------------------------------------------------------------
--------------
       JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01
300,000          310,500

--------------------------------------------------------------------------------------------------------
--------------
       Lear Corp., 9.50% Sub. Nts., 7/15/06
2,725,000        2,854,438

--------------------------------------------------------------------------------------------------------
--------------
       Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04
975,000          950,625

--------------------------------------------------------------------------------------------------------
--------------
       SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02
950,000        1,047,375

        -----------

         11,174,188


--------------------------------------------------------------------------------------------------------
---------------------
MEDIA--11.6%

--------------------------------------------------------------------------------------------------------
---------------------
BROADCASTING--3.2%
       American Radio Systems Corp., 9% Sr. Sub. Nts., 2/1/06
1,500,000        1,453,125

--------------------------------------------------------------------------------------------------------
--------------
       Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05
1,450,000        1,460,875

--------------------------------------------------------------------------------------------------------
--------------
       Granite Broadcasting Corp., 9.375% Sr. Sub. Nts., Series A, 12/1/05
1,050,000        1,023,750

--------------------------------------------------------------------------------------------------------
--------------
       New World Communications Group Holding Corp.,
       Zero Coupon Sr. Disc. Nts., Series B, 11.457%, 6/15/99(6)
1,030,000          824,000

--------------------------------------------------------------------------------------------------------
--------------
       Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03
1,000,000        1,109,206

--------------------------------------------------------------------------------------------------------
--------------
       Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02
5,345,000        5,665,700

--------------------------------------------------------------------------------------------------------
--------------
       SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., 5/15/06
1,575,000        1,649,813

--------------------------------------------------------------------------------------------------------
--------------
       Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05
2,430,000        2,454,300

--------------------------------------------------------------------------------------------------------
--------------
       Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01
500,000          532,500

--------------------------------------------------------------------------------------------------------
--------------
       Young Broadcasting, Inc., 9% Sr. Sub. Nts., 1/15/06
1,500,000        1,417,500

        -----------

         17,590,769


--------------------------------------------------------------------------------------------------------
---------------------
CABLE TELEVISION--5.4%
       American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(12)
2,453,211        1,846,041

------------------------------------------------------------------------------------------------------------------
----
       Australis Media Ltd., Units (each unit consists of $1,000 principal amount of 0%/14% Sr. Sub. Disc. Nts., 5/15/03 and one warrant to purchase 57.721 ordinary shares)(11)(12)
1,100,000          665,500

--------------------------------------------------------------------------------------------------------
--------------
       Bell Cablemedia PLC:
       0%/11.875% Sr. Disc. Nts., 9/15/05(12)
4,830,000        3,308,550
       0%/11.95% Sr. Disc. Nts., 7/15/04(12)
2,800,000        2,149,000

12  Oppenheimer Champion Income Fund

                                                                                                  FACE
       MARKET VALUE

AMOUNT(1)      SEE NOTE 1
--------------------------------------------------------------------------------------------------------
---------------------
CABLE TELEVISION
(CONTINUED)
       Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                            $
400,000      $   412,000

--------------------------------------------------------------------------------------------------------
--------------
       Cablevision Systems Corp.:
       10.75% Sr. Sub. Debs., 4/1/04
1,700,000        1,761,625
       9.875% Sr. Sub. Debs., 2/15/13
215,000          209,625
       9.875% Sr. Sub. Nts., 5/15/06
410,000          412,050

--------------------------------------------------------------------------------------------------------
--------------
       Century Communications Corp., 11.875% Sr. Sub. Debs., 10/15/03
700,000          751,625

--------------------------------------------------------------------------------------------------------
--------------
       Continental Cablevision, Inc., 11% Sr. Sub. Debs., 6/1/07
270,000          305,384

--------------------------------------------------------------------------------------------------------
--------------
       EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(12)
3,375,000        2,674,688

--------------------------------------------------------------------------------------------------------
--------------
       International CableTel, Inc.:
       0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(12)
160,000          122,000
       0%/11.50% Sr. Deferred Coupon Nts., Series A, 2/1/06(12)
2,150,000        1,295,375
       0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(12)
3,448,000        2,336,020

--------------------------------------------------------------------------------------------------------
--------------
       People's Choice TV Corp.:
       0%/13.125% Sr. Disc. Nts., 6/1/04(12)
1,770,000        1,097,400
       Units (each unit consists of $1,000 principal amount of 0%/13.125%
       Sr. Disc. Nts., 6/1/04 and one warrant to purchase 1.427 shares of common stock)(11)(12)
950,000          591,375

--------------------------------------------------------------------------------------------------------
--------------
       Rogers Cablesystems Ltd., 11% Sr. Sub. Gtd. Debs., 12/1/15
1,200,000        1,236,000

--------------------------------------------------------------------------------------------------------
--------------
       TeleWest PLC:
       0%/11% Sr. Disc. Debs., 10/1/07(12)
4,395,000        2,834,775
       9.625% Sr. Debs., 10/1/06
1,500,000        1,496,250

--------------------------------------------------------------------------------------------------------
--------------
       TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07
1,575,000        1,749,634

--------------------------------------------------------------------------------------------------------
--------------
       United International Holdings, Inc.:
       0%/14% Sr. Disc. Nts., 5/15/06(10)(12)
1,749,000          944,460
       Zero Coupon Sr. Sec. Disc. Nts., Series B, 12%, 11/15/99(6)
1,410,000          987,000
       Zero Coupon Sr. Sec. Disc. Nts., 12.50%, 11/15/99(6)
925,000          647,500

        -----------

         29,833,877


--------------------------------------------------------------------------------------------------------
---------------------
DIVERSIFIED MEDIA--1.5%
       Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03
2,800,000        2,940,000

--------------------------------------------------------------------------------------------------------
--------------
       Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06
835,000          795,338

--------------------------------------------------------------------------------------------------------
--------------
       News America Holdings, Inc., 10.125% Sr. Gtd. Debs., 10/15/12
700,000          789,399

--------------------------------------------------------------------------------------------------------
--------------
       Panamsat LP/Panamsat Capital Corp.:
       0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(12)
3,930,000        3,576,300
       9.75% Sr. Sec. Nts., 8/1/00
400,000          424,000

        -----------

          8,525,037


--------------------------------------------------------------------------------------------------------
---------------------
ENTERTAINMENT/FILM--0.3%

       Imax Corp., 7% Sr. Nts., 3/1/01(9)
1,700,000        1,666,000
--------------------------------------------------------------------------------------------------------
---------------------
PUBLISHING/PRINTING--1.2%
       Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(12)
4,070,000        2,869,350

--------------------------------------------------------------------------------------------------------
--------------
       Hollinger International Publishing, Inc., 9.25% Sr. Sub. Gtd. Nts., 2/1/06
1,870,000        1,823,250

--------------------------------------------------------------------------------------------------------
--------------
       K-III Communications Corp., 10.625% Sr. Sec. Nts., 5/1/02
2,100,000        2,199,750

        -----------

          6,892,350


--------------------------------------------------------------------------------------------------------
---------------------
OTHER--2.0%

--------------------------------------------------------------------------------------------------------
---------------------
ENVIRONMENTAL--0.2%
       Mid-American Waste Systems, Inc., 12.25% Sr. Sub. Nts., 2/15/03(5)(13)
1,900,000        1,187,500

13  Oppenheimer Champion Income Fund

                                                                                                  FACE
       MARKET VALUE

AMOUNT(1)      SEE NOTE 1
--------------------------------------------------------------------------------------------------------
---------------------
SERVICES--1.8%
       Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03
$3,000,000      $ 2,906,250

--------------------------------------------------------------------------------------------------------
--------------
       Imo Industries, Inc., 11.75% Sr. Sub. Nts., 5/1/06(10)
2,250,000        2,351,250

--------------------------------------------------------------------------------------------------------
--------------
       Protection One Alarm Monitoring, Inc.:
       0%/13.625% Sr. Disc. Nts., 6/30/05(12)
4,750,000        4,251,250
       6.75% Cv. Sr. Sub. Nts., 9/15/03
595,000          584,959

        -----------

         10,093,709


--------------------------------------------------------------------------------------------------------
---------------------
RETAIL--3.3%

--------------------------------------------------------------------------------------------------------
---------------------
SPECIALTY RETAILING--0.6%
       Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B, 9/1/03
1,000,000        1,005,000

--------------------------------------------------------------------------------------------------------
--------------
       Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03
1,485,000        1,509,131

--------------------------------------------------------------------------------------------------------
--------------
       United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05
900,000          981,000

        -----------

          3,495,131


--------------------------------------------------------------------------------------------------------
---------------------
SUPERMARKETS--2.7%
       Grand Union Co., 12% Sr. Nts., 9/1/04
5,082,000        5,151,878

--------------------------------------------------------------------------------------------------------
--------------
       Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(14)
2,155,000        2,165,775

--------------------------------------------------------------------------------------------------------
--------------
       Penn Traffic Co., 11.50% Sr. Nts., 4/15/06
1,590,000        1,419,075

--------------------------------------------------------------------------------------------------------
--------------
       Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99
275,000          294,282

--------------------------------------------------------------------------------------------------------
--------------
       Ralph's Grocery Co.:
       10.45% Sr. Nts., 6/15/04
2,835,000        2,898,788
       10.45% Sr. Nts., 6/15/04
2,980,000        3,047,050

        -----------

         14,976,848


--------------------------------------------------------------------------------------------------------
---------------------
TRANSPORTATION--1.6%

--------------------------------------------------------------------------------------------------------
---------------------
AIR TRANSPORTATION--0.3%

       Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02
1,500,000        1,601,250
--------------------------------------------------------------------------------------------------------
---------------------
RAILROADS--0.4%
       Transtar Holdings LP/Transtar Capital Corp.,
       0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(12)
3,200,000        2,420,000


--------------------------------------------------------------------------------------------------------
---------------------
SHIPPING--0.9%
       Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04
2,850,000        3,063,750

--------------------------------------------------------------------------------------------------------
--------------
       Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04
1,480,000        1,733,450

        -----------

          4,797,200


--------------------------------------------------------------------------------------------------------
---------------------
UTILITIES--11.2%

--------------------------------------------------------------------------------------------------------
---------------------
ELECTRIC UTILITIES--1.7%
       CalEnergy Co., Inc.:
       0%/10.25% Sr. Disc. Nts., 1/15/04(12)
3,860,000        3,946,850
       9.50% Sr. Nts., 9/15/06(10)
900,000          914,625

--------------------------------------------------------------------------------------------------------
--------------
       Centragas Natural Gas Transmission System, 10.65% Sr. Sec. Bonds, 12/1/10(10)
482,634          511,441

--------------------------------------------------------------------------------------------------------
--------------
       El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11
4,000,000        4,140,000

        -----------

          9,512,916


--------------------------------------------------------------------------------------------------------
---------------------
TELECOMMUNICATIONS--9.5%
       360 Communications Co.:
       7.125% Sr. Nts., 3/1/03
550,000          533,507
       7.50% Sr. Nts., 3/1/06
550,000          527,558

--------------------------------------------------------------------------------------------------------
--------------
       A+ Network, Inc., 11.875% Sr. Sub. Nts., 11/1/05
3,015,000        2,999,925

--------------------------------------------------------------------------------------------------------
--------------
       American Communications Services, Inc.:
       0%/12.75% Sr. Disc. Nts., 4/1/06(12)
1,650,000          882,750
       0%/13% Sr. Disc. Nts., 11/1/05(12)
725,000          416,875

--------------------------------------------------------------------------------------------------------
--------------
       CellNet Data Systems, Inc., 0%/13% Sr. Disc. Nts., 6/15/05(5)(12)
500,000          313,750

14  Oppenheimer Champion Income Fund

                                                                                                  FACE
       MARKET VALUE

AMOUNT(1)      SEE NOTE 1
--------------------------------------------------------------------------------------------------------
---------------------
TELECOMMUNICATIONS
(CONTINUED)
       Cellular Communications International, Inc.,
       Zero Coupon Sr. Disc. Nts., 12.249%, 8/15/00(6)
$6,335,000     $  4,038,563

--------------------------------------------------------------------------------------------------------
--------------
       Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(12)
2,250,000        1,912,500

--------------------------------------------------------------------------------------------------------
--------------
       Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(12)
2,000,000        1,240,000

--------------------------------------------------------------------------------------------------------
--------------
       Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01
2,000,000        2,200,000

--------------------------------------------------------------------------------------------------------
--------------
       GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(10)(12)

407,000          345,278

--------------------------------------------------------------------------------------------------------
--------------
       GST USA, Inc., 0%/13.875% Bonds, 12/15/05(12)
3,256,000        1,847,780

--------------------------------------------------------------------------------------------------------
--------------
       Horizon Cellular Telephone LP/Horizon Finance Corp.,
       0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(12)
3,888,000        3,756,780

--------------------------------------------------------------------------------------------------------
--------------
       Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts., 4/15/03(10)(12)
855,000          525,825

--------------------------------------------------------------------------------------------------------
--------------
       In-Flight Phone Corp., 0%/14% Sr. Disc. Nts., 5/15/02(12)
850,000          293,250

--------------------------------------------------------------------------------------------------------
--------------
       IntelCom Group (USA), Inc.:
       0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(12)
435,000          270,788
       0%/13.50% Sr. Disc. Nts., 9/15/05(12)
4,360,000        2,937,550

--------------------------------------------------------------------------------------------------------
--------------
       MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(12)
5,930,000        5,010,850

--------------------------------------------------------------------------------------------------------
--------------
       Omnipoint Corp., 11.625% Sr. Nts., 8/15/06(10)
3,045,000        3,189,638

--------------------------------------------------------------------------------------------------------
--------------
       Petersburg Long Distance, Inc.:
       9% Cv. Sub. Nts., 6/1/06(10)
200,000          238,000
       Units (each unit consists of $1,000 principal amount of 0%/14% Sr. Disc. Nts.,
       6/1/04 and one warrant to purchase 34 ordinary shares)(11)(12)
1,450,000        1,189,000

--------------------------------------------------------------------------------------------------------
--------------
       PriCellular Wireless Corp.:
       0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(12)
4,060,000        3,308,900
       0%/14% Sr. Sub. Disc. Nts., 11/15/01(12)
460,000          433,550

--------------------------------------------------------------------------------------------------------
--------------
       Rogers Cantel, Inc., 9.375% Sr. Sec. Debs., 6/1/08
3,000,000        2,992,500

--------------------------------------------------------------------------------------------------------
--------------
       Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
       0%/12.50% Sr. Disc. Nts., 8/15/06(12)
3,210,000        1,897,913

--------------------------------------------------------------------------------------------------------
--------------
       Teleport Communications Group, Inc.:
       0%/11.125% Sr. Disc. Nts., 7/1/07(12)
8,350,000        5,385,750
       9.875% Sr. Nts., 7/1/06
625,000          644,531

--------------------------------------------------------------------------------------------------------
--------------
       USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04
500,000          568,750

--------------------------------------------------------------------------------------------------------
--------------
       Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06
2,790,000        2,866,725

       ------------

         52,768,786

       ------------
       Total Corporate Bonds and Notes (Cost $401,441,675)
        413,049,574

                                                                                                  Shares

=====================================================================
===================================
=====================
COMMON STOCKS--0.3%

--------------------------------------------------------------------------------------------------------
---------------------
       Capstone Capital Corp.
222            4,662

--------------------------------------------------------------------------------------------------------
--------------
       EchoStar Communications Corp., Cl. A(15)
1,895           51,639

--------------------------------------------------------------------------------------------------------
--------------
       ECM Fund, L.P.I.(5)
75           75,375

--------------------------------------------------------------------------------------------------------
--------------
       Equitable Bag, Inc.(5)(15)
2,261            5,652

--------------------------------------------------------------------------------------------------------
--------------
       Finlay Enterprises, Inc.(15)
2,333           29,162

--------------------------------------------------------------------------------------------------------
--------------
       Grand Union Co.(15)
1,767           11,265

--------------------------------------------------------------------------------------------------------
--------------
       Hollywood Casino Corp.(15)
10,000           48,750

--------------------------------------------------------------------------------------------------------
--------------
       Kash 'N Karry Food Stores, Inc.(15)
4,500          110,531

--------------------------------------------------------------------------------------------------------
--------------
       New World Communications Group, Inc., Cl. A(15)
2,001           46,273

--------------------------------------------------------------------------------------------------------
--------------
       Omnipoint Corp.(5)(15)
50,000        1,383,438

--------------------------------------------------------------------------------------------------------
--------------
       Triangle Wire & Cable, Inc.(5)(15)
9,500            9,500

        -----------
       Total Common Stocks (Cost $1,159,540)
          1,776,247

15  Oppenheimer Champion Income Fund


       MARKET VALUE
                                                                                                  SHARES
       SEE NOTE 1
=====================================================================
===================================
=====================
PREFERRED STOCKS--1.5%

--------------------------------------------------------------------------------------------------------
---------------------
       Cablevision Systems Corp.:
       11.125% Exchangeable Preferred Stock, Series M(14)
4,170       $  406,575
       8.50% Cum. Cv., Series I
44,000        1,083,500

--------------------------------------------------------------------------------------------------------
--------------
       California Federal Bank, 10.625% Non-Cum., Series B
5,040          555,660

--------------------------------------------------------------------------------------------------------
--------------
       Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(14)
110,000        1,144,000

--------------------------------------------------------------------------------------------------------
--------------
       El Paso Electric Co., 11.40% Series A Preferred Stock(14)
14,250        1,638,750

--------------------------------------------------------------------------------------------------------
--------------
       Fidelity Federal Bank, 12% Non-Cum. Exchangeable
       Perpetual Preferred Stock, Series A
20,000          555,000

--------------------------------------------------------------------------------------------------------
--------------
       First Nationwide Bank, 11.50% Non-Cum.
11,700        1,325,025

--------------------------------------------------------------------------------------------------------
--------------
       K-III Communications Corp., $11.625 Exchangeable, Series B(14)
8,185          820,578

--------------------------------------------------------------------------------------------------------
--------------
       SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred Stock(5)(15)
28,120          984,200

        -----------
       Total Preferred Stocks (Cost $7,757,314)
          8,513,288

                                                                                                  UNITS

=====================================================================
===================================
=====================
RIGHTS, WARRANTS AND CERTIFICATES--0.3%

--------------------------------------------------------------------------------------------------------
---------------------
       American Communications Services, Inc. Wts., Exp. 11/05(5)
725           50,750

--------------------------------------------------------------------------------------------------------
--------------
       American Telecasting, Inc. Wts.:
       Exp. 6/99
5,500           24,750
       Exp. 8/00(5)
850           19,550

--------------------------------------------------------------------------------------------------------
--------------
       Ames Department Stores, Inc.:
       Excess Cash Flow Payment Certificates, Series AG-7A(5)
6,200               62
       Litigation Trust(5)
19,829              198

--------------------------------------------------------------------------------------------------------
--------------
       Australis Media Ltd. Wts., Exp. 5/00
190                1

--------------------------------------------------------------------------------------------------------
--------------
       Becker Gaming, Inc. Wts., Exp. 11/00(5)
12,500            3,125

--------------------------------------------------------------------------------------------------------
--------------
       Casino America, Inc. Wts., Exp. 11/96
1,631               --

--------------------------------------------------------------------------------------------------------
--------------
       CellNet Data Systems, Inc. Wts., Exp. 6/05(10)
4,000           63,000

--------------------------------------------------------------------------------------------------------
--------------
       Cellular Communications International, Inc. Wts., Exp. 8/03(5)
5,120           89,600

--------------------------------------------------------------------------------------------------------
--------------
       Comunicacion Celular SA Wts., Exp. 11/03(5)
2,000           10,000

--------------------------------------------------------------------------------------------------------
--------------
       Federated Department Stores, Inc.:
       Cl. C Wts., Exp. 12/99
6,741           85,948
       Cl. D Wts., Exp. 12/01
6,741           87,633

--------------------------------------------------------------------------------------------------------
--------------
       Furniture Brands International, Inc., Series 1 Wts., Exp. 8/99
14,540          103,598

--------------------------------------------------------------------------------------------------------
--------------
       Gaylord Container Corp. Wts., Exp. 11/02
1,174            8,512

--------------------------------------------------------------------------------------------------------
--------------
       Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)
855            8,550

--------------------------------------------------------------------------------------------------------
--------------
       In-Flight Phone Corp. Wts., Exp. 8/02(5)
1,600               --

--------------------------------------------------------------------------------------------------------
--------------
       IntelCom Group, Inc. Wts., Exp. 9/05(5)
17,655          278,066

--------------------------------------------------------------------------------------------------------
--------------
       Jewel Recovery LP, Participation Units of Limited Partners' Interest
1,985               --

--------------------------------------------------------------------------------------------------------
--------------
       Omnipoint Corp. Wts., Exp. 11/00(5)
8,000          221,350

--------------------------------------------------------------------------------------------------------
--------------
       People's Choice TV Corp. Wts., Exp. 6/00(5)
1,770            1,770

--------------------------------------------------------------------------------------------------------
--------------
       Protection One, Inc. Wts.:
       Exp. 11/03(5)
28,000          224,000
       Exp. 6/05
15,200          205,200

--------------------------------------------------------------------------------------------------------
--------------
       SDW Holdings Corp., Cl. B Wts., Exp. 12/06(5)
2,812           36,556

--------------------------------------------------------------------------------------------------------
--------------
       Terex Corp. Rts., Exp. 7/97(5)
300               30

--------------------------------------------------------------------------------------------------------
--------------
       Trizec Corp. Wts., Exp. 7/99
1,985            3,133

        -----------
       Total Rights, Warrants and Certificates (Cost $293,790)
          1,525,382

16  Oppenheimer Champion Income Fund

                                                                                                FACE
      MARKET VALUE

AMOUNT(1)       SEE NOTE 1
=====================================================================
===================================
=====================
STRUCTURED INSTRUMENTS--2.5%

--------------------------------------------------------------------------------------------------------
---------------------
       Bayerische Landesbank Girozentrale, New York Branch:
       14% CD Linked Nts., 12/17/96 (indexed to the cross currency rates of
       Greek Drachma and European Currency Unit)                                                $
1,000,000     $    984,400
       6.28% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97
500,000          490,125

--------------------------------------------------------------------------------------------------------
--------------
       Canadian Imperial Bank of Commerce, New York Branch:
       14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates of
       Greek Drachma and European Currency Unit)
2,300,000        2,271,020
       17% CD Linked Nts., 4/2/97 (indexed to the Russian Federation GKO,
       Zero Coupon, 3/26/97)
2,000,000        1,988,000

--------------------------------------------------------------------------------------------------------
--------------
       Internationale Nederlanden Bank NV, Prague Branch,
       Zero Coupon Promissory Nts., 10.516%, 4/28/97(6) CZK
26,000,000          908,501

--------------------------------------------------------------------------------------------------------
--------------
       Internationale Nederlanden (U.S.) Capital Holdings Corp.:
       Zero Coupon Chilean Peso Linked Nts., 11.813%, 6/23/97(6)
1,000,000          908,100
       Zero Coupon Chilean Peso Linked Nts., 11.741%, 6/24/97(6)
2,000,000        1,815,600
       Zero Coupon Indian Rupee Linked Nts., 15.672%, 12/20/96(6)
250,000          241,275

--------------------------------------------------------------------------------------------------------
--------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
       12.61%--12.886%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(6)
1,900,000        1,846,990

--------------------------------------------------------------------------------------------------------
--------------
       Swiss Bank Corp., New York Branch, 6.05% CD Linked Nts., 6/20/97
       (indexed to the closing Nikkei 225 Index on 1/23/97, 5 yr. & 3 mos.
       Japanese Yen Swap rate & New Zealand Dollar)
1,100,000        1,088,835

--------------------------------------------------------------------------------------------------------
--------------
       United Mexican States Linked Nts., 11/27/96 (indexed to the greater of
       Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)
900,000        1,096,125

        -----------
       Total Structured Instruments (Cost $13,535,800)
         13,638,971

                                                                          DATE           STRIKE
CONTRACTS
=====================================================================
===================================
=====================
PUT OPTIONS PURCHASED--0.0%

--------------------------------------------------------------------------------------------------------
---------------------
       Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                                 10/96          $28.125
2,400         7,200
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                                 10/96          $28.75
2,400         6,000
       Interest Arrears Bonds, 6.688%,
       7/28/11 Put Opt.                                                   10/96          $40.875
2,600             1

--------------------------------------------------------------------------------------------------------
--------------
       Interest Arrears Bonds, 6.688%,
       7/28/11 Put Opt.                                                   10/96          $41.375
2,600            10
       Italy (Republic of) Treasury Bonds,
       Buoni del Tesoro Poliennali,
       9.50%, 5/1/01 Put Opt.                                              7/97          $99.96
2,029        14,004

--------------------------------------------------------------------------------------------------------
--------------
       Swiss Franc Put Opt.                                               10/96            1.22 CHF
6,327,868       168,897

        -----------
       Total Put Options Purchased (Cost $336,085)
            196,112

17  Oppenheimer Champion Income Fund

                                                                                                  FACE
        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
=====================================================================
===================================
======================
REPURCHASE AGREEMENT--0.8%

--------------------------------------------------------------------------------------------------------
----------------------
       Repurchase agreement with PaineWebber, Inc., 5.62%, dated 9/30/96, to be repurchased at $4,400,687 on 10/1/96, collateralized by U.S. Treasury
       Bonds, 6.75%, 8/15/26, with a value of $4,330,975 and U.S. Treasury Nts.,
       6.125%, 5/15/98, with a value of $161,827 (Cost $4,400,000)
$4,400,000     $  4,400,000


--------------------------------------------------------------------------------------------------------
---------------------
TOTAL INVESTMENTS, AT VALUE (COST $525,578,792)

97.9%      542,324,004
--------------------------------------------------------------------------------------------------------
---------------------
OTHER ASSETS NET OF LIABILITIES
2.1       11,881,399

----------     ------------
NET ASSETS
100.0%    $554,205,403

==========     ============

       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

       ARP --Argentine Peso                      IEP --Irish Punt
       AUD --Australian Dollar                   ITL --Italian Lira
       CAD --Canadian Dollar                     JPY --Japanese Yen
       CHF --Swiss Franc                         NLG --Netherlands Guilder
       CZK --Czech Koruna                        NOK --Norwegian Krone
       DEM --German Deutsche Mark                PLZ --Polish Zloty
       DKK --Danish Krone                        PTE --Portuguese Escudo
       FIM --Finnish Markka                      SEK --Swedish Krona
       GBP --British Pound Sterling              THB --Thai Baht
       IDR --Indonesian Rupiah

       2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

       3. When-issued security to be delivered and settled after September 30, 1996.

       4. Represents the current interest rate for a variable rate security.

       5. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.

       6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       7. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                   FACE SUBJECT     EXPIRATION   EXERCISE    PREMIUM

MARKET VALUE
                                                   TO CALL          DATE         PRICE       RECEIVED
SEE NOTE 1
--------------------------------------------------------------------------------------------------------
------------
Call Option on Banco Hipotecario Nacional
(Argentina) Medium-Term Nts., 10.625%, 8/7/06      1,000,000        8/00         $100.00    $ 9,200

  $ 16,000
--------------------------------------------------------------------------------------------------------
------------
Call Option on Bulgaria (Republic of)
Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.25%, 7/28/12                          2,400,000        12/96          32.75     18,000
    61,200
--------------------------------------------------------------------------------------------------------
------------
Call Option on Bulgaria (Republic of)
Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.25%, 7/28/12                          2,400,000        12/96          32.125    13,680
    64,800
--------------------------------------------------------------------------------------------------------
------------
Call Option on Bulgaria (Republic of) Interest
Arrears Bonds, 6.688%, 7/28/11                     2,600,000        11/96          45.375    16,900
    29,900
--------------------------------------------------------------------------------------------------------
------------
Call Option on Bulgaria (Republic of) Interest
Arrears Bonds, 6.688%, 7/28/11                     2,600,000        11/96          45.188    16,900
    32,500
                                                                                            -------
  --------
                                                                                            $74,680
  $204,400
                                                                                            =======
  ========

       8. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign index.

       9. Represents the current interest rate for an increasing rate security.

       10. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,627,517 or 6.61% of the Fund's net assets, at September 30, 1996.

       11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

       12. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

       13. Non-income producing--issuer is in default of interest payment.

       14. Interest or dividend is paid in kind.

       15. Non-income producing security.

       See accompanying Notes to Financial Statements.

18  Oppenheimer Champion Income Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

=====================================================================
===================================
=====================
ASSETS
       Investments, at value (cost $525,578,792)--see accompanying statement
       $542,324,004

--------------------------------------------------------------------------------------------------------
--------------
       Cash
          1,472,594

--------------------------------------------------------------------------------------------------------
--------------
       Unrealized appreciation on forward foreign currency exchange contracts--Note 5
             34,717

--------------------------------------------------------------------------------------------------------
--------------
       Receivables:
       Interest, dividends and principal paydowns
         11,967,057
       Investments sold
          8,113,530
       Shares of beneficial interest sold
          3,845,276
       Closed forward foreign currency exchange contracts
            149,931

--------------------------------------------------------------------------------------------------------
--------------
       Other
             17,449

       ------------
       Total assets
        567,924,558


=====================================================================
===================================
=====================
LIABILITIES
       Unrealized depreciation on forward foreign currency exchange contracts--Note 5
                910

--------------------------------------------------------------------------------------------------------
--------------
       Options written, at value (premiums received $74,680)--
       see accompanying statement--Note 6
            204,400

--------------------------------------------------------------------------------------------------------
--------------
       Payables and other liabilities:
       Investments purchased (including $5,692,885 purchased on a when-issued basis)--Note 1

         10,724,741
       Dividends
          1,170,110
       Shares of beneficial interest redeemed
            974,384
       Distribution and service plan fees
            316,803
       Closed forward foreign currency exchange contracts
             83,461
       Transfer and shareholder servicing agent fees
             13,720
       Other
            230,626

       ------------
       Total liabilities
         13,719,155


=====================================================================
===================================
=====================
NET ASSETS
       $554,205,403

       ============


=====================================================================
===================================
=====================
COMPOSITION OF
NET ASSETS
       Paid-in capital
       $538,658,915

--------------------------------------------------------------------------------------------------------
--------------
       Undistributed net investment income
             27,701

--------------------------------------------------------------------------------------------------------
--------------
       Accumulated net realized loss on investments and foreign
       currency transactions
         (1,122,029)

--------------------------------------------------------------------------------------------------------
--------------
       Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
         16,640,816

       ------------
       Net assets
       $554,205,403

       ============


=====================================================================
===================================
=====================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $359,208,323 and 27,808,390 shares of beneficial interest outstanding)
             $12.92
       Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)
             $13.56



--------------------------------------------------------------------------------------------------------
--------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets of $82,052,059 and 6,357,778 shares of beneficial interest outstanding)
             $12.91



--------------------------------------------------------------------------------------------------------
--------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets of $112,945,021 and 8,751,748 shares of beneficial interest outstanding)
             $12.91

       See accompanying Notes to Financial Statements.

19  Oppenheimer Champion Income Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

=====================================================================
===================================
=====================
INVESTMENT INCOME
       Interest (net of foreign withholding taxes of $21,619)
        $42,991,935

--------------------------------------------------------------------------------------------------------
--------------
       Dividends
            346,267

        -----------
       Total income
         43,338,202


=====================================================================
===================================
=====================
EXPENSES
       Management fees--Note 4
          2,902,865

--------------------------------------------------------------------------------------------------------
--------------
       Distribution and service plan fees--Note 4:
       Class A
            748,429
       Class B
            328,699
       Class C
            893,787

--------------------------------------------------------------------------------------------------------
--------------
       Transfer and shareholder servicing agent fees--Note 4
            625,256

--------------------------------------------------------------------------------------------------------
--------------
       Shareholder reports
            258,126

--------------------------------------------------------------------------------------------------------
--------------
       Custodian fees and expenses
             82,041

--------------------------------------------------------------------------------------------------------
--------------
       Registration and filing fees:
       Class A
             33,588
       Class B
             27,624
       Class C
             15,770

--------------------------------------------------------------------------------------------------------
--------------
       Legal and auditing fees
             20,760

--------------------------------------------------------------------------------------------------------
--------------
       Trustees' fees and expenses
              4,069

--------------------------------------------------------------------------------------------------------
--------------
       Other
             33,940

       ------------
       Total expenses
          5,974,954


=====================================================================
===================================
=====================
NET INVESTMENT INCOME
         37,363,248


=====================================================================
===================================
=====================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain (loss) on:
       Investments and options written (including premiums on options exercised)
          5,010,482
       Closing of futures contracts (1,620,086)
       Closing and expiration of options written
           (103,292)
       Foreign currency transactions
           (459,552)

       ------------
       Net realized gain
          2,827,552


--------------------------------------------------------------------------------------------------------
---------------------
       Net change in unrealized appreciation or depreciation on:
       Investments
         12,313,659
       Translation of assets and liabilities denominated in foreign currencies
             (2,916)

       ------------
       Net change
         12,310,743

       ------------
       Net realized and unrealized gain
         15,138,295


=====================================================================
===================================
=====================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

        $52,501,543

       ============

       See accompanying Notes to Financial Statements.

20  Oppenheimer Champion Income Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                YEAR
ENDED SEPTEMBER 30,
                                                                                                1996
       1995
=====================================================================
===================================
=====================
OPERATIONS
       Net investment income
$37,363,248      $20,637,843

--------------------------------------------------------------------------------------------------------
--------------
       Net realized gain (loss)
2,827,552       (2,898,856)

--------------------------------------------------------------------------------------------------------
--------------
       Net change in unrealized appreciation or depreciation
12,310,743        7,212,069

-----------      -----------
       Net increase in net assets resulting from operations
52,501,543       24,951,056


=====================================================================
===================================
=====================
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
       Dividends from net investment income:
       Class A
(27,408,362)     (17,271,188)
       Class B
(2,625,608)             --
       Class C
(7,329,215)      (3,335,380)

--------------------------------------------------------------------------------------------------------
--------------
       Distributions from net realized gain:
       Class A
--          (26,483)
       Class C
--           (4,572)


=====================================================================
===================================
=====================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from beneficial
       interest transactions--Note 2:
       Class A
93,320,881       91,132,115
       Class B
80,797,723               --
       Class C
44,878,194       36,376,191


=====================================================================
===================================
=====================
NET ASSETS
       Total increase
234,135,156      131,821,739

--------------------------------------------------------------------------------------------------------
--------------
       Beginning of period
320,070,247      188,248,508

------------     ------------
       End of period (including undistributed net investment income of
       $27,701 and $83,753,respectively)
$554,205,403     $320,070,247

============     ============

       See accompanying Notes to Financial Statements.

21  Oppenheimer Champion Income Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A
              CLASS B

---------------------------------------------------------------    ---------

              PERIOD ENDED
                                                     YEAR ENDED SEPTEMBER 30,
              SEPT. 30,
                                                     1996         1995           1994          1993
  1992        1996(2)
=====================================================================
===================================
============================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $12.47         $12.32        $12.90        $12.26
   $11.49       $12.47
--------------------------------------------------------------------------------------------------------
----------------------------
Income (loss) from investment
operations:
Net investment income                                  1.15           1.05          1.10          1.22
     1.41         1.03
Net realized and unrealized
gain (loss)                                             .44            .14          (.38)          .64
      .77          .44
                                                     ------         ------        ------        ------
   ------       ------
Total income from investment
operations                                             1.59           1.19           .72          1.86
     2.18         1.47


--------------------------------------------------------------------------------------------------------
----------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                     (1.14)         (1.04)        (1.10)        (1.22)
    (1.41)       (1.03)
Dividends in excess of net
investment income                                        --             --          (.01)           --
       --           --
Distributions in excess of net
realized gain                                            --             --          (.19)           --
       --           --
                                                     ------         ------        ------        ------
   ------       ------

Total dividends and distributions
to shareholders                                       (1.14)         (1.04)        (1.30)        (1.22)
    (1.41)       (1.03)
--------------------------------------------------------------------------------------------------------
----------------------------
Net asset value, end of period                       $12.92         $12.47        $12.32        $12.90
   $12.26       $12.91
                                                     ======         ======        ======        ======
   ======       ======

=====================================================================
===================================
============================
TOTAL RETURN, AT NET ASSET VALUE(4)                   13.28%         10.09%         5.61%
   15.92%
    19.94%       12.20%


=====================================================================
===================================
============================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                     $359,208       $255,139      $160,505      $104,465
  $47,125      $82,052
--------------------------------------------------------------------------------------------------------
----------------------------
Average net assets (in thousands)                  $305,638       $204,917      $135,431      $ 73,334
  $28,270      $33,189
--------------------------------------------------------------------------------------------------------
----------------------------
Ratios to average net assets:
Net investment income                                  8.97%          8.45%         8.49%         9.52%
    11.60%       7.90%(5)
Expenses                                               1.17%          1.18%         1.22%         1.24%
     1.35%       1.97%(5)
--------------------------------------------------------------------------------------------------------
----------------------------
Portfolio turnover rate(6)                             95.0%          72.5%        108.0%        116.2%
    121.5%       95.0%

                                                      CLASS C
                                                      -------------------------------------------------

                                                      YEAR ENDED SEPTEMBER 30,
                                                      1996               1995                1994(1)
=====================================================================
==================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $12.46           $12.32                 $13.13
-------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                      1.06              .95                    .75
Net realized and unrealized
gain (loss)                                                 .44              .13                   (.60)
                                                         ------           ------                 ------
Total income from investment
operations                                                 1.50             1.08                    .15

-------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                         (1.05)            (.94)                  (.77)
Dividends in excess of net
investment income                                            --               --                     --
(3)
Distributions in excess of net
realized gain                                                --               --                   (.19)

Total dividends and distributions
to shareholders                                           (1.05)            (.94)                  (.96)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $12.91           $12.46                 $12.32
                                                         ======           ======                 ======

=====================================================================
==================================
TOTAL RETURN, AT NET ASSET VALUE(4)                       12.44%            9.16%
1.11%

=====================================================================
==================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                         $112,945          $64,932                $27,743
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 89,416          $43,584                $13,693
Ratios to average net assets:
Net investment income                                      8.19%            7.63%
7.24%(5)
Expenses                                                   1.93%            1.95%
1.94%(5)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 95.0%            72.5%                 108.0%

              1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

              2. For the period from October 2, 1995 to September 30, 1996.

              3. Less than $.005 per share.

              4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

              5. Annualized.

              6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $590,516,268 and $380,018,484, respectively.

              See accompanying Notes to Financial Statements.

22  Oppenheimer Champion Income Fund

NOTES TO FINANCIAL STATEMENTS
=====================================================================
===========
1.  SIGNIFICANT
    ACCOUNTING POLICIES

              Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily through investing in a diversified portfolio of high yield fixed income securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

              ------------------------------------------------------------------
              INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

              ------------------------------------------------------------------
              SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $5,692,885.

                            In connection with its ability to purchase
              securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

              ------------------------------------------------------------------
              SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1996, securities with an aggregate market value of $1,380,500, representing 0.25% of the Fund's net assets, were in default.

23  Oppenheimer Champion Income Fund

=====================================================================
===========
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
              FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                            The effect of changes in foreign currency exchange
              rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              ------------------------------------------------------------------
              REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve
              Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

              ------------------------------------------------------------------
              ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

              ------------------------------------------------------------------
              FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $511,000, which expires in 2003.

              ------------------------------------------------------------------
              DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

              ------------------------------------------------------------------
              CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERs. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                            During the year ended September 30, 1996, the Fund
              adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income of $56,115. Accumulated net realized loss on investments was decreased by the same amount.

              ------------------------------------------------------------------
              OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                            The preparation of financial statements in
              conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24  Oppenheimer Champion Income Fund

=====================================================================
===========
2. SHARES OF
   BENEFICIAL INTEREST
              The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED SEPTEMBER 30, 1996(1)      YEAR
ENDED SEPTEMBER 30, 1995
                                                             --------------------------------
--------------------------------
                                                              SHARES               AMOUNT
SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
---------------------------
              Class A:
              Sold                                           13,390,615         $170,144,406
13,552,963         $166,240,526
              Dividends and distributions reinvested          1,445,851           18,398,126
941,789           11,588,722
              Redeemed                                       (7,492,035)         (95,221,651)
(7,056,6892)         (86,697,133)
                                                             ----------         ------------
-----------         ------------
              Net increase                                    7,344,431         $ 93,320,881
7,438,063         $ 91,132,115
                                                             ==========         ============
===========         ============



--------------------------------------------------------------------------------------------------------
--------------
              Class B:
              Sold                                            6,824,247         $ 86,737,093
  --         $         --
              Dividends and distributions reinvested            132,964            1,694,762
  --                   --
              Redeemed                                         (599,433)          (7,634,132)
  --                   --
                                                             ----------         ------------
-----------         ------------
              Net increase                                    6,357,778         $ 80,797,723
  --         $         --
                                                             ==========         ============
===========         ============



--------------------------------------------------------------------------------------------------------
--------------
              Class C:
              Sold                                            4,628,427         $ 58,715,116
3,640,178         $ 44,736,101
              Dividends and distributions reinvested            401,746            5,108,872
176,650            2,175,061
              Redeemed                                       (1,490,391)         (18,945,794)
(856,281)         (10,534,971)
                                                             ----------         ------------
-----------         ------------
              Net increase                                    3,539,782         $ 44,878,194
2,960,547         $ 36,376,191
                                                             ==========         ============
===========         ============

              1. For the year ended September 30, 1996 for Class A and Class C shares and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class B shares.

=====================================================================
===========
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

              At September 30, 1996, net unrealized appreciation on investments and options written of $16,615,492 was composed of gross appreciation of $20,896,547, and gross depreciation of $4,281,055.

=====================================================================
===========
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

              Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% on the first $250 million of average annual net assets, 0.65% on the next $250 million, 0.60% on the next $500 million and 0.55% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                            For the year ended September 30, 1996, commissions
              (sales charges paid by investors) on sales of Class A shares totaled $2,709,849, of which $693,681 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,801,916 and $680,794, of which $38,875 and $7,587, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $59,676 and $40,138, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                            OppenheimerFunds Services (OFS), a division of the
              Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                            The Fund has adopted a Service Plan for Class A
              shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $28,869 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

25  Oppenheimer Champion Income Fund

=====================================================================
===========
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

              The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI retained $323,036 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $3,224,469 for Class B.

                            The Fund has adopted a reimbursement type
              Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $7,548 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $507,536 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $1,300,506 for Class C.

=====================================================================
===========
5. FORWARD CONTRACTS

              A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                            The Fund uses forward contracts to seek to manage
              foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                            Forward contracts are valued based on the closing
              prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                            Securities held in segregated accounts to cover net
              exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                            Risks include the potential inability of the
              counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

              At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                           CONTRACT           VALUATION AS OF
UNREALIZED           UNREALIZED
              CONTRACTS TO PURCHASE     EXPIRATION DATE    AMOUNT (000S)
SEPTEMBER 30, 1996
APPRECIATION       DEPRECIATION

--------------------------------------------------------------------------------------------------------
------------
              Danish Krone (DKK)        10/2/96             4,139 DKK         $  706,760           $
--                 $   910
                                                                              ==========
-------                 -------
              CONTRACTS TO SELL


--------------------------------------------------------------------------------------------------------
------------
              Finnish Markka (FIM)      10/2/96--12/2/96    9,352 FIM         $2,050,213           $
7,822                 $    --
              Japanese Yen (JPY)        10/28/96           72,000 JPY            648,176
21,430                      --
              Swedish Krona (SEK)       11/1/96            10,070 SEK          1,519,465
5,045                      --
              SwissFranc (CHF)           1/3/97             1,250 CHF          1,006,987
420                      --
                                                                              ----------
-------                 -------
                                                                              $5,224,841
34,717                      --
                                                                              ==========
-------                 -------
              Total Unrealized Appreciation and Depreciation
$34,717                 $   910

=======                 =======

26  Oppenheimer Champion Income Fund

=====================================================================
===========
6. FUTURES CONTRACTS

              The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                            The Fund generally sells futures contracts to hedge
              against increase in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed-income securities.

                            Upon entering into a futures contract, the Fund is
              required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired.

                            Risks of entering into futures contracts (and
              related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

=====================================================================
===========
7. OPTION ACTIVITY

              The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                            The Fund generally purchases put options or writes
              covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                            Options are valued daily based upon the last sale
              price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                            Securities designated to cover outstanding call
              options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                            The risk in writing a call option is that the Fund
              gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

              Written call option activity for the year ended September 30, 1996 was as follows:

                                                  CALL OPTIONS                             PUT OPTIONS

                                                  ------------------------------
------------------------
                                                  NUMBER OF           AMOUNT OF            NUMBER OF
AMOUNT OF
                                                  OPTIONS             PREMIUMS             OPTIONS
PREMIUMS
--------------------------------------------------------------------------------------------------------
-----------
              Options outstanding at
              September 30, 1995                           --          $      --               --
 $     --
              Options written                      13,277,948            268,958            1,734
   60,012
              Options closed or expired           (12,307,448)          (186,398)          (1,734)
  (60,012)
              Options exercised                      (959,500)            (7,880)              --
       --
                                                  -----------          ---------           ------
 --------
              Options outstanding at
              September 30, 1996                       11,000          $  74,680               --
 $     --
                                                  ===========          =========           ======
 ========

27  Oppenheimer Champion Income Fund

=====================================================================
===========
8. ILLIQUID AND RESTRICTED
   SECURITIES

              At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $16,671,756 which represents 3.01% of the Fund's net assets. Information concerning restricted securities is as follows:


  VALUATION

  PER UNIT AS OF
              SECURITY                                               ACQUISITION DATE   COST PER UNIT
  SEPT. 30, 1996

--------------------------------------------------------------------------------------------------------
----
              Arizona Charlie's Inc., 12% First Mtg. Nts.,
              Series A, 11/15/00                                     11/18/93           $  100.00
       $   69.00

--------------------------------------------------------------------------------------------------------
----
              Becker Gaming, Inc. Wts., Exp. 11/00                   11/18/93                2.00
            0.25

--------------------------------------------------------------------------------------------------------
----
              Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
              Series A, 11/15/00                                     11/18/93               87.50
           70.00

--------------------------------------------------------------------------------------------------------
----
              ECM Fund, L.P.I.:
              14% Sub. Nts., 6/10/02                                 7/28/92               100.50
          110.50
              Common Stock                                           4/14/92             1,000.00
        1,005.00

--------------------------------------------------------------------------------------------------------
----
              Triangle Wire & Cable, Inc. Common Stock               5/2/94                  9.50
            1.00

              Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

28  Oppenheimer Champion Income Fund

                                    Appendix

                            Industry Classifications

                       Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies &
Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications -
Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

   Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York  10015

Independent Auditors
     Deloitte & Touche LLP
     555 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202

                        OPPENHEIMER CHAMPION INCOME FUND

                                  FORM N-1A

                                    PART C

                              OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements:

                (1) Financial Highlights - See Parts A and B: Filed herewith.

               (2) Independent Auditors' Report - See Part B: Filed herewith.

                (3) Statement of Investments - See Part B: Filed herewith.

                (4)  Statement of Assets and Liabilities - See Part B:
Filed herewith.

               (5) Statement of Operations - See Part B: Filed herewith.

               (6)  Statement of Changes in Net Assets - See Part B:
Filed herewith.

               (7) Notes to Financial Statements - See Part B: Filed herewith.


          (b)   Exhibits

          (1) Amended and Restated Declaration of Trust made as of 8/22/95 - Filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement, 9/28/95, and incorporated herein by reference.

          (2) Restated By-Laws as amended through 6/26/90 - Filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 1/29/92, and refiled with Registrant's Post-Effective Amendment No. 13, 1/24/95, pursuant to Item 102 of Regulation S-T.

          (3)  Not applicable.

          (4)  (i)  Specimen Class A Share Certificate: Filed herewith.

              (ii)  Specimen Class B Share Certificate: Filed herewith.

              (iii) Specimen Class C Share Certificate: Filed herewith.

             (5) Investment Advisory Agreement dated 10/22/90 - Filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement, 1/25/91, and refiled with Registrant's Post-Effective Amendment No. 13, 1/24/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

          (6)  (i)  General Distributor's Agreement dated 10/13/92:
Filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement, 1/28/93, and refiled with Registrant's Post-Effective
Amendment No. 13, 1/24/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

              (ii)  Form of OppenheimerFunds Distributor, Inc. Dealer
Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

             (iii)  Form of OppenheimerFunds Distributor, Inc. Broker
Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

              (iv)  Form of OppenheimerFunds Distributor, Inc. Agency
Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

               (v) Broker Agreement between OppenheimerFunds Distributor, Inc. and Newbridge Securities dated 10/1/86: Filed with Post-Effective Amendment No. 25 to the Registration Statement of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

          (7)  Not applicable

          (8) Custody Agreement dated 10/6/92 between Registrant and The Bank of New York: Filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement, 1/28/93, and refiled with
Registrant's Post-Effective Amendment No. 13, 1/27/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

          (9)  Not applicable.

            (10) Opinion and Consent of Counsel dated 9/30/87: Filed with Registrant's Pre-Effective Amendment No. 2, 10/6/87, and refiled with Registrant's Post-Effective Amendment No. 13, 1/24/95, pursuant to
Item 102 of Regulation S-T and incorporated herein by reference.

         (11)  Independent Auditors Consent:  Filed herewith.

         (12)  Not applicable.

         (13) Investment Letter dated 10/1/87 from Champion Asset Management Corporation to Registrant: Filed with Registrant's Post-Effective Amendment No. 1, 4/28/88, and incorporated herein by reference.

         (14)   (i)  Form of Individual Retirement Account Trust
Agreement: Filed with Post-Effective Amendment No. 21 to the
Registration Statement of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

                (ii) Form of Prototype Standardized and Non-Standardized Profit Sharing Plan and Money Purchase Pension Plan For Self-Employed Persons in corporations: Filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and incorporated herein by reference.

                (iii)  Form of Tax-Sheltered Retirement Plan and
Custody Agreement for employees of public schools and tax-exempt organizations: Filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (File No. 2-45272), 10/21/94 and incorporated herein by reference.

               (iv) Form of Prototype 401(k) Plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95, and incorporated herein by reference.

               (v)  Form of SAR SEP Simplified Employee Pension IRA:
Filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and incorporated herein by reference.

         (15) (i) Service Plan and Agreement for Class A Shares dated 6/22/93 under Rule 12b-1 of the Investment Company Act of 1940: Filed with Post-Effective Amendment No. 11 to Registrant's Registration
Statement, 11/30/93, and incorporated herein by reference.

              (ii) Distribution and Service Plan and Agreement for Class B shares dated 10/1/95 under Rule 12b-1 of the Investment Company Act of 1940: Filed with Post-Effective Amendment No. 14 to Registrant's Registration Statement, 7/27/95 and incorporated herein by reference.

             (iii) Distribution and Service Plan and Agreement for Class C Shares dated 12/1/93 under Rule 12b-1 of the Investment Company Act of 1940: Filed with Post-Effective Amendment No. 13 to Registrant's Registration Statement, 1/27/95, and incorporated herein by reference.

       (16) Performance Data Computation Schedule: Filed herewith.

         (17) (i) Financial Data Schedule for Class A Shares: Filed herewith.

            (ii) Financial Data Schedule For Class B Shares: Filed herewith.

           (iii) Financial Data Schedule for Class C Shares: Filed herewith.

       (18) Oppenheimer Funds Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940: Filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund (Reg. No. 33-23566), 11/1/95, and incorporated herein by reference.

           -- Powers of Attorney: For Sam Freedman, Trustee: Filed herewith; for Bridget A. Macaskill, Trustee: Filed with Amendment No.16 to Registrant's Registration Statement, 1/24/96, and incorporated herein by reference; for all other Trustees: Filed with Amendment No. 11 to Registrant's Registration Statement, 11/30/93, and incorporated herein by reference.

        --

Item 25.   Persons Controlled by or Under Common Control with
           Registrant

           None.

Item 26.   Number of Holders of Securities

                                           Number of Record Holders
     Title of Class                          as of January 3, 1997
     --------------                          ----------------------

     Class A Shares of Beneficial Interest
     Class B Shares of Beneficial Interest
     Class C Shares of Beneficial Interest

Item 27.   Indemnification

Reference is made to the provisions of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser
--------   ----------------------------------------------------

 (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.


 (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position          Other Business and Connections with
OppenheimerFunds, Inc.           During the Past Two Years
---------------------------      ------------------------------

Mark J.P. Anson,
Vice President                   Vice President of Oppenheimer
                                 Real Asset Management, Inc.
                                 ("ORAMI"); formerly Vice
                                 President of Equity Derivatives
                                 at Salomon Brothers, Inc.



Peter M. Antos,
Senior Vice President            An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; a Chartered Financial
                                 Analyst; Senior Vice President of
                                 HarbourView; prior to March, 1996
                                 he was the senior equity
                                 portfolio manager for the
                                 Panorama Series Fund, Inc. (the
                                 "Company") and other mutual funds
                                 and pension funds managed by G.R.
                                 Phelps & Co. Inc. ("G.R.
                                 Phelps"), the Company's former
                                 investment adviser, which was a
                                 subsidiary of Connecticut Mutual
                                 Life Insurance Company; was also
                                 responsible for managing the
                                 common stock department and
                                 common stock investments of
                                 Connecticut Mutual Life Insurance
                                 Co.

Lawrence Apolito,
Vice President                   None.

Victor Babin,
Senior Vice President            None.

Bruce Bartlett,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; formerly a Vice President
                                 and Senior Portfolio Manager at
                                 First of America Investment Corp.

Ellen Batt,
Assistant Vice President         None

Kathleen Beichert,
Assistant Vice President         Formerly employed by Smith
                                 Barney, Inc.

David Bernard,
Vice President                   Previously a Regional Sales
                                 Director for Retirement Plan
                                 Services at Charles Schwab & Co.,
                                 Inc.
Robert J. Bishop,


Vice President                   Assistant Treasurer of the
                                 Oppenheimer Funds (listed below);
                                 previously a Fund Controller for
                                 OppenheimerFunds, Inc. (the
                                 "Manager").

George Bowen,
Senior Vice President & Treasurer     Treasurer of the New York-based
                                      Oppenheimer Funds; Vice
                                      President, Assistant Secretary
                                      and Treasurer of the Denver-based
                                      Oppenheimer Funds. Vice President
                                      and Treasurer of OppenheimerFunds
                                      Distributor, Inc. (the
                                      "Distributor") and HarbourView
                                      Asset Management Corporation
                                      ("HarbourView"), an investment
                                      adviser subsidiary of the
                                      Manager; Senior Vice President,
                                      Treasurer, Assistant Secretary
                                      and a director of Centennial
                                      Asset Management Corporation
                                      ("Centennial"), an investment
                                      adviser subsidiary of the
                                      Manager; Vice President,
                                      Treasurer and Secretary of
                                      Shareholder Services, Inc.
                                      ("SSI") and Shareholder Financial
                                      Services, Inc. ("SFSI"), transfer
                                      agent subsidiaries of the
                                      Manager; Director, Treasurer and
                                      Chief Executive Officer of
                                      MultiSource Services, Inc.; Vice
                                      President and Treasurer of
                                      Oppenheimer Real Asset
                                      Management, Inc.; President,
                                      Treasurer and Director of
                                      Centennial Capital Corporation;
                                      Vice President and Treasurer of
                                      Main Street Advisers.

Scott Brooks,
Assistant Vice President         None.







Susan Burton,
Assistant Vice President         Previously a Director of
                                 Educational Services for H.D.
                                 Vest Investment Securities, Inc.

Michael A. Carbuto,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; Vice President of
                                 Centennial.

Ruxandra Chivu,
Assistant Vice President         None.

O. Leonard Darling,
Executive Vice President         Formerly Co-Director of Fixed
                                 Income for State Street Research
                                 & Management Co.

Robert A. Densen,
Senior Vice President            None.

Robert Doll, Jr.,
Executive Vice President and
Director                         An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

John Doney,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director     Secretary of the New York-based
                                 Oppenheimer Funds; Vice President
                                 and Secretary of the Denver-based
                                 Oppenheimer Funds; Secretary of
                                 the Oppenheimer Quest and
                                 Oppenheimer Rochester Funds;
                                 Executive Vice President,
                                 Director and General Counsel of
                                 the Distributor; President and a
                                 Director of Centennial; Chief
                                 Legal Officer and a Director of
                                 MultiSource Services, Inc.;
                                 President and a Director of
                                 Oppenheimer Real Asset
                                 Management, Inc.; Executive Vice
                                 President,
                                 General Counsel and Director
                                 of SFSI and SSI; formerly
                                 Senior Vice President and
                                 Associate General Counsel of
                                 the Manager and the
                                 Distributor.

George Evans,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

Scott Farrar,
Vice President                   Assistant Treasurer of the New
                                 York-based and Denver-based
                                 Oppenheimer funds.

Katherine P. Feld,
Vice President and Secretary     Vice President and Secretary of
                                 OppenheimerFunds Distributor,
                                 Inc.; Secretary of HarbourView
                                 Asset Management Corporation,
                                 MultiSource Services, Inc. and
                                 Centennial Asset Management
                                 Corporation; Secretary, Vice
                                 President and Director of
                                 Centennial Capital Corporation;
                                 Vice President and Secretary of
                                 ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division               An officer, Director and/or
                                 portfolio manager of certain
                                 Oppenheimer funds. Formerly
                                 Chairman of the Board and
                                 Director of Rochester Fund
                                 Distributors, Inc. ("RFD"),
                                 President and Director of
                                 Fielding Management Company, Inc.
                                 ("FMC"), President and Director
                                 of Rochester Capital Advisors,
                                 Inc. ("RCAI"), Managing Partner
                                 of Rochester Capital Advisors,
                                 L.P., President and Director of
                                 Rochester Fund Services, Inc.
                                 ("RFS"), President and Director
                                 of Rochester Tax Managed Fund,
                                 Inc.
John Fortuna,
Vice President                   None.


Patricia Foster,
Vice President                   Formerly she held the following
                                 positions:  An officer of certain
                                 Oppenheimer funds; Secretary and
                                 General Counsel of Rochester
                                 Capital Advisors, L.P. and
                                 Secretary of Rochester Tax
                                 Managed Fund, Inc.

Robert G. Galli,
Vice Chairman                    Trustee of the New York-based
                                 Oppenheimer Funds; Vice President
                                 and Counsel of OAC; formerly he
                                 held the following positions:
                                 Vice President and a director of
                                  HarbourView and Centennial, a
                                  director of SFSI and SSI, an
                                  officer of other Oppenheimer
                                  Funds.

Linda Gardner,
Assistant Vice President         None.

Janelle Gellermann,
Assistant Vice President         None.

Jill Glazerman,                  None.
Assistant Vice President

Ginger Gonzalez,
Vice President, Director of
Marketing Communications         Formerly 1st Vice President /
                                 Director of Graphic and Print
                                 Communications for Shearson
                                 Lehman Brothers.

Mildred Gottlieb,
Assistant Vice President         Formerly served as a Strategy
                                 Consultant for the Private Client
                                 Division of Merrill Lynch.

Caryn Halbrecht,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; formerly Vice President of
                                 Fixed Income Portfolio Management
                                 at Bankers Trust.


Barbara Hennigar,
Executive Vice President and
President and Chief Executive
Officer of OppenheimerFunds
Services, a division of the Manager   President and Director of SFSI;
                                      President and Chief Executive
                                      Officer of SSI.


Dorothy Hirshman,
Assistant Vice President         None.

Alan Hoden,
Vice President                   None.

Merryl Hoffman,
Vice President                   None.


Scott T. Huebl,
Assistant Vice President         None.

Richard Hymes,
Assistant Vice President         None.

Jane Ingalls,
Assistant Vice President         Formerly a Senior Associate with
                                 Robinson, Lake/Sawyer Miller.
Ronald Jamison,
Vice President                   Formerly Vice President and
                                 Associate General Counsel at
                                 Prudential Securities, Inc.

Frank Jennings,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.  Formerly a Managing
                                 Director of Global Equities at
                                 Paine Webber's Mitchell Hutchins
                                 division.

Heidi Kagan,
Assistant Vice President         None.

Thomas W. Keffer,
Vice President                   Formerly Senior Managing Director
                                 of Van Eck Global.

Avram Kornberg,
Vice President                   Formerly a Vice President with
                                 Bankers Trust.


Paul LaRocco,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds. Formerly a Securities
                                 Analyst for Columbus Circle
                                 Investors.

Michael Levine,
Assistant Vice President         None.

Stephen F. Libera,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; a Chartered Financial
                                 Analyst; a Vice President of
                                 HarbourView; prior to March, 1996
                                 he was the senior bond portfolio
                                 manager for Panorama Series Fund,
                                 Inc., other mutual funds and
                                 pension accounts managed by G.R.
                                 Phelps; was also responsible for
                                 managing the public fixed-income
                                 securities department at
                                 Connecticut Mutual Life Insurance
                                 Co.


Mitchell J. Lindauer,
Vice President                   None.

Loretta McCarthy,
Executive Vice President         None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                     President, Director and Trustee
                                 of the New York-based and the
                                 Denver-based Oppenheimer funds;
                                 President and a Director of OAC,
                                 HarbourView and Oppenheimer
                                 Partnership Holdings, Inc.;
                                 Director of ORAMI; Chairman and
                                 Director of SSI; a Director of
                                 Oppenheimer Real Asset
                                 Management, Inc.







Timothy Martin,
Assistant Vice President         Formerly Vice President, Mortgage
                                 Trading, at S.N. Phelps& Co.,
                                 Salomon Brothers, and Kidder
                                 Peabody.

Sally Marzouk,
Vice President                   None.

Lisa Migan,
Assistant Vice President,        None.

Robert J. Milnamow,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds. Formerly a Portfolio
                                 Manager with Phoenix Securities
                                 Group.

Denis R. Molleur,
Vice President                   None.

Kenneth Nadler,
Vice President                   None.

David Negri,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

Barbara Niederbrach,
Assistant Vice President         None.

Robert A. Nowaczyk,
Vice President                   None.

Robert E. Patterson,
Senior Vice President            An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

John Pirie,
Assistant Vice President         Formerly a Vice President with
                                 Cohane Rafferty Securities, Inc.

Tilghman G. Pitts III,
Executive Vice President         Chairman and Director of the
                                 Distributor.



Jane Putnam,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds. Formerly Senior Investment
                                 Officer and Portfolio Manager
                                 with Chemical Bank.

Russell Read,
Vice President                   Consultant for Prudential
                                 Insurance on behalf of the
                                 General Motors Pension Plan.

Thomas Reedy,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds. Formerly a Securities
                                 Analyst for the Manager.

David Robertson,
Vice President                   None.

Adam Rochlin,
Vice President                   Formerly a Product Manager for
                                 Metropolitan Life Insurance
                                 Company.

Michael S. Rosen
Vice President; President:
Rochester Division               An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds. Formerly Vice President of
                                 RFS, President and Director of
                                 RFD, Vice President and Director
                                 of FMC, Vice President and
                                 director of RCAI, General Partner
                                 of RCA, an officer and/or
                                 portfolio manager of certain
                                 Oppenheimer funds.

David Rosenberg,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.


Richard H. Rubinstein,
Senior Vice President            An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; formerly Vice President
                                 and Portfolio Manager/Security
                                 Analyst for Oppenheimer Capital
                                 Corp., an investment adviser.

Lawrence Rudnick,
Assistant Vice President         Formerly Vice President of Dollar
                                 Dry Dock Bank.

James Ruff,
Executive Vice President         None.

Ellen Schoenfeld,
Assistant Vice President         None.

Stephanie Seminara,
Vice President                   Formerly Vice President of
                                 Citicorp Investment Services.

Diane Sobin,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; formerly a Vice President
                                 and Senior Portfolio Manager for
                                 Dean Witter InterCapital, Inc.

Richard A. Soper,                None.
Assistant Vice President

Nancy Sperte,
Executive Vice President
                                 None.

Donald W. Spiro,
Chairman Emeritus                Vice Chairman and Trustee of the
                                 New York-based Oppenheimer Funds;
                                 formerly Chairman of the Manager
                                 and the Distributor.

Arthur Steinmetz,
Senior Vice President            An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.


Ralph Stellmacher,
Senior Vice President            An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

John Stoma,
Senior Vice President,
Director Retirement Plans        Formerly Vice President of U.S.
                                 Group Pension Strategy and
                                 Marketing for Manulife Financial.

Michael C. Strathearn,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; a Chartered Financial
                                 Analyst; a Vice President of
                                 HarbourView; prior to March, 1996
                                 he was an equity portfolio
                                 manager for Panorama Series Fund,
                                 Inc. and other mutual funds and
                                 pension accounts managed by G.R.
                                 Phelps.

James C. Swain,
Vice Chairman of the Board       Chairman, CEO and Trustee,
                                 Director or Managing Partner of
                                 the Denver-based Oppenheimer
                                 Funds; President and a Director
                                 of Centennial; formerly President
                                 and Director of OAMC, and
                                 Chairman of the Board of SSI.

James Tobin,
Vice President                   None.

Jay Tracey,
Vice President                   Vice President of the Manager;
                                 Vice President and Portfolio
                                 Manager of Oppenheimer Discovery
                                 Fund, Oppenheimer Global Emerging
                                 Growth Fund and Oppenheimer
                                 Enterprise Fund.  Formerly
                                 Managing Director of Buckingham
                                 Capital Management.


Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer     Assistant Treasurer of the
                                      Distributor and SFSI.

Ashwin Vasan,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

Valerie Victorson,
Vice President                   None.

Dorothy Warmack,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds.

Jerry A. Webman,
Senior Vice President            Director of New York-based tax-
                                 exempt fixed income Oppenheimer
                                 Funds; Formerly Managing Director
                                 and Chief Fixed Income Strategist
                                 at Prudential Mutual Funds.

Christine Wells,
Vice President                   None.

Kenneth B. White,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; a Chartered Financial
                                 Analyst; Vice President of
                                 HarbourView; prior to March, 1996
                                 he was an equity portfolio
                                 manager for Panorama Series Fund,
                                 Inc. and other mutual funds and
                                 pension funds managed by G.R.
                                 Phelps.

William L. Wilby,
Senior Vice President            An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; Vice President of
                                 HarbourView.


Carol Wolf,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; Vice President of
                                 Centennial; Vice President,
                                 Finance and Accounting and member
                                 of the Board of Directors of the
                                 Junior League of Denver, Inc.

Robert G. Zack,
Senior Vice President and
Assistant Secretary              Associate General Counsel of the
                                 Manager; Assistant Secretary of
                                 the Oppenheimer Funds; Assistant
                                 Secretary of SSI, SFSI; an
                                 officer of other Oppenheimer
                                 Funds.

Arthur J. Zimmer,
Vice President                   An officer and/or portfolio
                                 manager of certain Oppenheimer
                                 funds; Vice President of
                                 Centennial.

   The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds, and the Rochester-based Oppenheimer Funds, set forth below:

New York-based Oppenheimer Funds
--------------------------------
   Oppenheimer Asset Allocation Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer New York Municipal Fund
Oppenheimer Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Municipal Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Denver-based Oppenheimer Funds
------------------------------
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Municipal Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Quest/Rochester Funds
---------------------------------
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest for Value Funds
Bond Fund Series - Oppenheimer Bond Fund For Growth
Rochester Fund Municipals
Rochester Portfolio Series - Limited Term
  New York Municipal Fund

        The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, Quest funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

        The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc. and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80012

        The address of MultiSource Services, Inc. is 1700 Lincoln
Street, Denver, Colorado 80203.

        The address of Bond Fund Series - Oppenheimer Bond Fund For Growth, Rochester Fund Municipals and Rochester Portfolio Series - Limited Term New York Municipal Fund is 350 Linden Oaks, Rochester, New York 14625-2807.


Item 29.  Principal Underwriter
--------  ---------------------
     (a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

     (b) The directors and officers of the Registrant's principal underwriter are:

                                                          Positions and
Name & Principal           Positions & Offices            Offices with
Business Address           with Underwriter               Registrant
----------------           -------------------            -------------

George Clarence Bowen+   Vice President & Treasurer      Vice President and
                                                       Treasurer of the NY-
                                                       based
                                                       Oppenheimer funds /
                                                       Vice President,
                                                       Secretary and
                                                       Treasurer of the
                                                       Denver-based Oppen-
                                                       heimer funds


Julie Bowers             Vice President                None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan         Vice President                None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce*           Senior Vice President -       None
                         Director - Financial
                         Institution Div.

Robert Coli              Vice President                None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins        Vice President                None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030


Bill Coughlin            Vice President                None
3425-1/2 Irving Avenue So.
Minneapolis, MN  55408


Mary Crooks+             Senior Vice President         None


E. Drew Devereaux ++     Assistant Vice President      None
Andrew John Donohue*     Executive Vice                Secretary of
                         President, General            the New York-based
                         Counsel and Director          Oppenheimer funds /Vice
                                                       President of the Denver-
                                                       based Oppenheimer funds

Wendy H. Ehrlich         Vice President                None
4 Craig Street
Jericho, NY 11753

Kent Elwell              Vice President                None
41 Craig Place
Cranford, NJ  07016

John Ewalt               Vice President                None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*       Vice President & Secretary    None

Mark Ferro               Vice President                None
43 Market Street
Breezy Point, NY 11697


Ronald H. Fielding++     Vice President; Chairman:
                         Rochester Division            None

Reed F. Finley           Vice President -              None
320 E. Maple, Ste. 254   Financial Institution Div.
Birmingham, MI  48009

Wendy Fishler*           Vice President -              None
                         Financial Institution Div.

Ronald R. Foster         Senior Vice President         None
139 Avant Lane
Cincinatti, OH  45249

Patricia Gadecki         Vice President                None
3906 Americana Drive
Tampa, FL  3334


Luiggino Galletto        Vice President                None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles               Vice President -              None
5506 Bryn Mawr           Financial Institution Div.
Dallas, TX 75209

Ralph Grant*             Vice President/National       None
                         Sales Manager - Financial
                         Institution Div.

Sharon Hamilton          Vice President                None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Mark D. Johnson          Vice President                None
7512 Cromwell Dr. Apt 1
Clayton, MO  63105

Michael Keogh*           Vice President                None

Richard Klein            Vice President                None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Ilene Kutno*             Vice President -              None
                         Director - Regional Sales

Wayne A. LeBlang         Senior Vice President -       None
23 Fox Trail             Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                Vice President -              None
7 Maize Court            Financial Institution Div.
Melville, NY 11747

James Loehle             Vice President                None
30 John Street
Cranford, NJ  07016

John McDonough           Vice President                None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Laura Mulhall*           Senior Vice President -       None
                         Director of Key Accounts

Timothy G. Mulligan ++   Vice President                None

Charles Murray           Vice President                None
50 Deerwood Drive
Littleton, CO 80127


Wendy Murray             Vice President                None
114-B Larchmont Acres West
Larchmont, NY  10538

Joseph Norton            Vice President                None
2518 Fillmore Street
Apt. 1
San Francisco, CA  94115

Patrick Palmer           Vice President                None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne            Vice President -              None
1307 Wandering Way Dr.   Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira            Vice President                None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit        Vice President                None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti            Vice President                None
1777 Larimer St. #807
Denver, CO  80202

Tilghman G. Pitts, III*  Chairman & Director           None

Elaine Puleo*            Vice President -              None
                         Financial Institution Div.,
                         Director -
                         Key Accounts

Minnie Ra                Vice President -              None
0895 Thirty-First Ave.   Financial Institution Div.
Apt. 4
San Francisco, CA 94121

Michael Raso             Vice President                None
30 Hommocks Road
Apt. 30
Larchmont, NY  10538

John C. Reinhardt ++     Vice President                None

Ian Robertson            Vice President                None
4204 Summit Way
Marietta, GA 30066

   Michael S. Rosen++    Vice President, President:
                         Rochester Division            None

Kenneth Rosenson         Vice President                None
3802 Knickerbocker Place
Apt. 3D
Indianapolis, IN  46240

James Ruff*              President                     None

Timothy Schoeffler       Vice President                None
1717 Fox Hall Road
Wasington, DC  20007


Michael Sciortino        Vice President                None
3114 Hickory Run
Sugarland, TX  77479

Robert Shore             Vice President -              None
26 Baroness Lane         Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker ++         Vice President                None

Michael Stenger          Vice President                None
8572 Saint Ives Place
Cincinnati, OH  45255

George Sweeney           Vice President                None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum     Vice President                None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas          Vice President -              None
111 South Joliet Circle  Financial Institution Div.
#304
Aurora, CO  80112

Philip Trimble           Vice President                None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+           Assistant Treasurer           None

Mark Stephen Vandehey+   Vice President                None




*  Two World Trade Center, New York, NY 10048-0203
+ 6803 South Tucson Way, Englewood, Colorado 80012
++ 350 Linden Oaks, Rochester, NY  14625-2807 (the "Rochester Division")


(c)   Not applicable.



Item 30.   Location of Accounts and Records



        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80012

Item 31.   Management Services

Not applicable.


Item 32.   Undertakings

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 17th day of January, 1997.




                                                     OPPENHEIMER
CHAMPION INCOME FUND

                           /s/ James C. Swain*
                      by: --------------------------
                          James C. Swain, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:


Signatures               Title                 Date
----------               -----                 ----

 /s/ James C. Swain *    Chairman of the
---------------------    Board of Trustees,
James C. Swain           Principal Executive   January 17, 1997
                         Officer



/s/ George C. Bowen*        Chief Financial
---------------------    and Accounting        January 17, 1997
George C. Bowen          Officer, Treasurer,
                         Vice President

/s/ Robert G. Avis*                            Trustee   January 17, 1997
---------------------
Robert G. Avis


/s/ William A. Baker*       Trustee            January 17, 1997
----------------------
William A. Baker

/s/ Charles Conrad, Jr.* Trustee               January 17, 1997
------------------------
Charles Conrad, Jr.

 /s/ Jon S. Fossel*          Trustee           January 17, 1997  ---
---------------------
Jon S. Fossel

 /s/Sam Freedman*            Trustee           January 17, 1997
------------------------
Sam Freedman

/s/Raymond J. Kalinowski*   Trustee            January 17, 1997
-------------------------
Raymond J. Kalinowski

/s/C. Howard Kast*           Trustee           January 17, 1997
-------------------------
C. Howard Kast

/s/Robert M.Kirchner*       Trustee            January 17, 1997
-------------------------
Robert M. Kirchner

/s/Bridget A. Macaskill*     President and
-------------------------                      Trustee   January 17, 1997
Bridget A. Macaskill

/s/Ned M. Steel*         Trustee               January 17, 1997
-------------------------
Ned M. Steel



*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                                   FORM N-1A

                        OPPENHEIMER CHAMPION INCOME FUND

                                 EXHIBIT INDEX


Item No.             Description
--------             -----------

24(b)(4)(i)          Specimen Stock Certificate for Class A
                     shares

24(b)(4)(ii)         Specimen Stock Certificate for Class B
                     shares

24(b)(4)(iii)        Specimen Stock Certificate for Class C
                     shares

24(b)(11)            Independent Auditor's Consent

24(b)(16)            Performance Data Computation Schedule

24(b)(17)(i)         Financial Data Schedule for Class A Shares

24(b)(17)(ii)        Financial Data Schedule for Class B Shares

24(b)(17)(iii)       Financial Data Schedule for Class C Shares

   ------            Power of Attorney for Sam Freedman, Trustee